As filed with the U.S. Securities and Exchange Commission on April 21, 2023
Registration No. 333-254210

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-4834
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 3 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 144 [X]
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Exact Name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(Name of Depositor)
200 Berkeley Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

MICHAEL A. RAMIREZ
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
200 BERKELEY ST.
BOSTON, MA 02116
(Name and complete address of agent for service)

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of this amendment.
It is proposed that this filing will become effective (check appropriate box):
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on May 1, 2023, pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on ______ pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.
If appropriate check the following box
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

John Hancock Life Insurance Company (U.S.A.) Separate Account A
John Hancock Life Insurance Company (U.S.A.)
(“John Hancock USA”)
Flexible Premium Variable Universal Life Insurance Policy with Indexed Accounts
ACCUMULATION VARIABLE UNIVERSAL LIFE 2021
Prospectus dated May 1, 2023
You may choose to allocate your policy value to one or more of the options that the policies make available for that purpose. These options include our “variable investment accounts,” where the policy value will vary directly with the positive or negative investment experience of underlying investment “portfolios.” To provide you with that investment experience, amounts that you allocate to a variable investment account are held in a corresponding “subaccount” of John Hancock Life Insurance Company (U.S.A.) Separate Account A (“Separate Account”), and the subaccount invests those amounts exclusively in one of the portfolios.
You may also allocate policy value to a fixed indexed account (“indexed account”) or to a “fixed account” that the policy makes available. This prospectus provides detailed information about all such options to which you can allocate your policy value.
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable life insurance, has been prepared by the SEC’s staff and is available at Investor.gov.
If you are a new investor, you may cancel your policy within 10 days of receiving it without paying fees or penalties. In some states (or if your policy replaces another policy), this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total policy value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Financial Statements	56
Appendix: Portfolios Available Under The Policy	Appendix-1

Key Information
Important Information You Should Consider About the Policy
FEES AND EXPENSES
Charges for Early Withdrawals
There are surrender charges assessed upon surrender, withdrawal, or policy lapse in the first fifteen policy years from the Policy Date The maximum surrender charge is 5.92% of Base Face Amount. For example, if the Base
Face Amount is $100,000, the highest possible surrender charge would be
$5,924.
FEE TABLE Deductions from policy value
Transaction Charges
In addition to surrender charges (if applicable), you may also be charged for the following transactions:

A premium charge will be deducted from each premium paid.

A transfer fee may be deducted upon transfers into or out of a variable investment account after you have made more than 12 such transfers in a year.
FEE TABLE Deductions from premium payments Deductions from policy value
Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, you will also be subject to certain ongoing fees and expenses, including a cost of insurance charge, administrative charge, Base Face Amount charge, Supplemental Face
Amount charge,asset-based risk charge, indexed performance charge, policy loan costs, and supplementary benefit rider charges. Some of these fees and expenses are based wholly or in part on the characteristics of the insured person (e.g., age, sex, and underwriting classification).

You should view the “policy specifications” page of your policy for rates applicable to your policy.
FEE TABLE Deductions from policy value
	You will also bear expenses associated with the portfolios under the policy, as shown in the following table:	Charges at the portfolio level APPENDIX
Annual Fee	Minimum	Maximum
Variable investment accounts (portfolio fees and expenses)	0.39%	1.95%

RISKS
Risk of Loss	You can lose money by investing in this policy.	PRINCIPAL RISKS OF INVESTING IN A POLICY
Not a Short- Term Investment
This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The policy is unsuitable as a short-term savings vehicle because of substantial policy-level charges, including the premium charge and the surrender charge, as well as potential adverse tax consequences from such short-term use.
Early Surrender or Withdrawal Risk/Not a Short-Term Investment
Risks Associated with Investment Options
An investment in this policy is subject to the risk of poor
performance and can vary depending on the performance of the account allocation options available under the policy (e.g., portfolios). Each such option (including the fixed account and indexed accounts) will have its own unique risks, and you should review these options before making an allocation decision.
Investment Risk/Risk of Loss Risks Associated with Indexed Accounts

RISKS
Insurance Company Risks
Your investment in the policy is subject to risks related to John
Hancock USA, including that the obligations, the fixed account and indexed accounts, guarantees, or benefits are subject to the claims-
paying ability of John Hancock USA. Information about John
Hancock USA, including its financial strength ratings, is available upon request from your John Hancock USA representative. Our
current financial strength ratings can also be obtained by contacting the Service Office at 1-800-732-5543.
Depositor Registrant
Policy Lapse
Unless the No-Lapse Guarantee is in effect, this policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. The “net cash surrender value” is your policy value, less any policy debt, and less any applicable surrender charges.
This can happen as a result of insufficient premium payments, poor performance of the variable or general account options you have chosen, withdrawals, or unpaid loans or loan interest. If a default is not cured within a 61-day grace period, your policy will lapse without value, and no death benefit or other benefits will be payable. You can apply to reinstate a policy that has gone into default, subject to conditions including payment of a specified amount of additional premiums.
Lapse and Reinstatement

RESTRICTIONS
Investments
There are restrictions that may limit the variable investment account options and general account options, the fixed account and indexed accounts that you may choose, as well as limitations on the transfer of policy value among those options. These restrictions may include a monthly limit on the number of transfers you may make. We may also impose additional restrictions to discourage market timing and disruptive trading activity.

In particular, your allocation options will be affected if you elect to take a loan or receive benefits under certain supplementary benefit riders.

Among other things, the policy also allows us to eliminate the shares of a portfolio or substitute shares of another new or existing portfolio, subject to applicable legal requirements.

Limitations on transfers
to or from a variable
investment account

Limitations on transfers
out of the fixed account

Effect of Loans on Cash
Value and Death
Benefit

Long-Term Care Rider,
Long-Term Care Rider
2018 and Overloan
Protection Rider

Portfolios and The
Indexed Accounts

Optional Benefits
There are restrictions and limitations relating to optional benefits, as well as conditions under which an optional benefit may be modified or terminated by us. For example, certain supplementary benefit riders may be subject to underwriting, and your election of an option may result in restrictions upon some of the policy benefits, including availability of investment options.
Return of Premium Death Benefit Rider Overloan Protection Rider More About Certain Optional Benefits

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy. There is no additional tax benefit to you if the policy is purchased through a tax-qualified plan or an individual retirement account (IRA). If we pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax, with any portion not treated as a return of your premiums includible in your income. Distributions also are subject to tax penalties under some circumstances.
Tax Consequences of Owning a Policy

CONFLICTS OF INTEREST
Investment Professional Compensation
Some investment professionals may receive compensation for selling the policy, including by means of commissions and revenue sharing arrangements. These investment professionals may have a financial incentive to offer or recommend this policy over another investment.
Commissions Paid to Dealers
Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own, and you should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.
Commissions Paid to Dealers

Overview of The Policy
Purpose
The purpose of the policy is to provide lifetime protection against economic loss due to the death of the insured person, to help you accumulate assets through variable investment, indexed account, and fixed accounts that we make available, and to provide or supplement your retirement income. The policy may be appropriate for persons seeking both life insurance protection and the potential for the accumulation of cash values. However, fees, expenses and tax implications can make variable life insurance unsuitable as a short-term savings vehicle.
Premiums
We call the investments you make in the policy “premiums” or “premium payments.” The Minimum Initial Premium is a dollar amount that is stated in your policy specifications and that must be paid to us in full before your policy will take effect. Premium payments after the initial premium may not be required, but you must pay enough premium to keep the policy in force. That’s why the policy is called a “flexible premium” policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person’s attained age 121, subject to the need to pay enough premium to keep the policy in force, and to limitations on maximum premium amount.
Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments.
From each premium payment you make, we deduct the applicable premium charges identified in the FEE TABLE. We invest the rest (the “net premium”) in the variable investment accounts, the indexed accounts or any fixed account you’ve elected.
The policy offers a number of variable investment accounts. You can find some important information about each portfolio in the APPENDIX, but for a full description of each portfolio, including the investment objectives and strategies, policies, restrictions, and risks, you should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.
You can also allocate policy value to the fixed account (where it is credited with rates of interest that we declare from time to time but will never be less than a minimum rate guaranteed in your policy specifications) or to “segments” of the indexed account. Amounts in a segment of the indexed account are credited with a rate of interest based on, among other things, the return of the Standard & Poor’s 500® stock price index (excluding dividends) over the segment’s term.
The rate of interest we credit for an index segment is equal to the index’s return over the segment’s term, multiplied by a percentage (the “participation rate”) and subject to an upper limit (a “cap rate”) and a guaranteed minimum rate (a “floor rate”). We set a segment’s participation, cap, and floor rates at the beginning of the segment’s term, and the rate we set for any of those factors will never be less favorable to you than a guaranteed rate that your policy specifications shows for that factor.
If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premium, because the investment performance of the variable investment accounts you’ve chosen has been poor, because the performance of the S&P 500 has been poor, or because of a combination of all factors.
Policy Features
Death benefit. When the insured person dies, we will pay the “death benefit” minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You choose which one you want in the application.
• Option 1. The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit. The “Total Face Amount” is the amount of life insurance coverage equal to the “Base Face Amount” plus any “Supplemental Face Amount,” as set forth in your policy.
• Option 2. The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.

Surrender of the policy. You may surrender the policy in full while the insured person is alive. If you do, we will pay you the policy value less any outstanding policy debt and less any applicable surrender charge. This is called your “net cash surrender value.”
Withdrawals. After the first policy year, you may make a withdrawal of part of your net cash surrender value. Generally, each withdrawal must be at least $500. Your policy value is automatically reduced by the amount of the withdrawal. A withdrawal may also reduce the Total Face Amount.
Policy loans. If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. If there is an outstanding loan when the insured person dies, the amount of the loan and accrued interest will be deducted from the death benefit and other policy proceeds.
Policy credit. On the first day of each policy month, beginning in the “Policy Credit Commencement Year” and continuing for 20 years, we will calculate a “policy credit” to be applied to the variable investment accounts, the fixed account and indexed accounts in the same manner as we take monthly deductions from these accounts. We apply the policy credit, if any, as an additional amount for keeping your policy in force. The policy credit is based on reduced costs in later policy years.
Policy credits are not applied to amounts in the loan account. The policy credit equals the “Policy Credit Rate” times the lesser of the policy value or the Policy Credit Limit. The “Policy Credit Limit” is equal to (a) plus (b) minus (c), where:
(a) is the Total Face Amount plus any amount payable under the Return of Premium Death Benefit Rider
(b) is the policy value, and
(c) is the sum of the death benefit plus any outstanding policy debt, minus the policy value if Death Benefit Option 2 is in effect.
The Policy Credit Rate and the Policy Credit Commencement Year vary by issue age. The Policy Credit Rate and the Policy Credit Commencement Year are identified in the policy specifications.
Supplementary benefit riders. When you apply for the policy, you can request any of the below-listed supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits.
• Healthy Engagement Rider
• Critical Illness Benefit Rider
• Disability Payment of Specified Premium Rider
• Long-Term Care Rider
• Long-Term Care Rider 2018
• Return of Premium Death Benefit Rider
• Cash Value Enhancement Rider
•  Overloan Protection Rider
• Accelerated Benefit Rider
•  Healthy Engagement Core Rider
•  Accelerated Death Benefit for Chronic Illness Rider
You can find information about the fees we charge for these riders under “Optional Benefit Charges” in the Fee Table below. We also offer, at no charge, a dollar cost averaging (“DCA”) program and an asset allocation balancer program.

Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your policy specifications for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer policy value between investment options.
TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Maximum premium charge	Upon payment of premium	7% of each premium paid(1)
Surrender charge(2)	Upon surrender or policy lapse
Minimum charge		$15.61 per $1,000 of Base Face Amount
Maximum charge		$59.24 per $1,000 of Base Face Amount
Charge for a representative insured person		$31.76 per $1,000 of Base Face Amount
Transfer fee(3)	Upon each transfer into or out of a variable investment account beyond an annual limit of twelve	$25
Cash Value Enhancement Rider(4)	Upon payment of premium	3% of premiums paid in years 1-10
Overloan Protection Rider(5)	At exercise of benefit
Minimum charge		0.04%
Maximum charge		8.0%
Accelerated Benefit Rider(6)	At exercise of benefit	$150.00
(1) This charge is 7% of each premium paid in years 1-20 and 2% of each premium paid in years 21 and thereafter.
(2) A surrender charge is applicable for fifteen policy years from the Policy Date, and varies based upon the sex, issue age and duration, and risk classification of the insured person. The minimum charge shown is for a 0 year old female standard nonsmoker underwriting risk. The maximum charge shown is the amount in month one in the first policy year for a 90 year old female standard nonsmoker underwriting risk. The charge for the representative insured person is for a 45 year old male standard nonsmoker underwriting risk. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(3) This charge is not currently imposed, but we reserve the right to do so in the policy.
(4) The charge for this rider is a percentage of premium which is deducted at the same time as the Premium charge when premiums are paid in years 1 through 10.
(5) The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the insured person at the time of exercise. The rates also differ according to the tax qualification test elected at issue. The minimum rate shown is for an insured person who has reached attained age 100 and the guideline premium test or the cash value accumulation test has been elected. The maximum rate shown is for an insured person who has reached attained age 75 and the cash value accumulation test has been elected. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(6) For riders issued on or after July 18, 2022, except riders issued in California, no transaction fee will be charged. For riders issued before July 18, 2022, and all riders issued in California, the transaction fee is not currently imposed, but we reserve the right to do so in the policy.
The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.
PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges:
Cost of Insurance(1):	Monthly
Minimum charge		$0.01 per $1,000 of NAR

PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Maximum charge		$83.33 per $1,000 of NAR
Charge for a representative insured person		$0.22 per $1,000 of NAR
Administrative charge	Monthly	$20.00
Base Face Amount charge(2):	Monthly
Minimum charge		$0.02 per $1,000 of Base Face Amount
Maximum charge		$11.00 per $1,000 of Base Face Amount
Charge for a representative insured person		$0.32 per $1,000 of Base Face Amount
Supplemental Face Amount charge(3):	Monthly
Minimum charge		$0.01 per $1,000 of Supplemental Face Amount
Maximum charge		$7.47 per $1,000 of Supplemental Face Amount
Charge for a representative insured person		$0.07 per $1,000 of Supplemental Face Amount
Asset-based risk charge (4)	Monthly	0.03% (monthly rate) of policy value
Indexed Performance charge (5)	Monthly	1.5% annually (0.125% monthly) applied to the policy value in the High Capped Indexed Account
Maximum policy loan interest rate (6)	Accrues daily Payable annually	3.25% annual rate
Optional Benefit Charges:
Healthy Engagement Rider	Monthly	$2
Critical Illness Benefit Rider(7)	Monthly
Minimum charge		$0.20 per $1,000 of Critical Illness Benefit Amount
Maximum charge		$48.43 per $1,000 of Critical Illness Benefit Amount
Charge for representative insured person		$2.12 per $1,000 of Critical Illness Benefit Amount
Disability Payment of Specified Premium Rider(8)	Monthly
Minimum charge		$16.57 per $1,000 of Specified Premium
Maximum charge		$198.67 per $1,000 of Specified Premium
Charge for representative insured person		$51.66 per $1,000 of Specified Premium
Long-Term Care Rider(9)	Monthly
Minimum charge		$0.01 per $1,000 of NAR
Maximum charge		$3.34 per $1,000 of NAR
Charge for representative insured person		$0.08 per $1,000 of NAR
Long-Term Care Rider 2018(10)	Monthly
Minimum charge		$0.01 per $1,000 of NAR
Maximum charge		$3.75 per $1,000 of NAR
Charge for representative insured person		$0.07 per $1,000 of NAR
Return of Premium Death Benefit Rider(11)	Monthly
Minimum charge		$0.02 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR

PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Charge for representative insured person		$0.22 per $1,000 of NAR
(1) The “cost of insurance” charge is determined by multiplying the net amount of insurance for which we are at risk (the “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon age at issue, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The minimum rate shown is the rate in the first policy year for a 5 year old female standard non-smoker underwriting risk. The maximum rate shown is the rate in the third policy year for a 90 year old male substandard smoker underwriting risk. The representative insured person rate shown is for a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(2) This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, age, and risk classification at issue of the insured person. The charge also varies by policy year. The minimum rate shown is the rate in the first policy year for a 0 year old female standard non-smoker underwriting risk. The maximum rate shown is the rate in the fourth policy year for an 90 year old male standard smoker. The representative insured person rate shown is the rate in the first policy year for a 45 year old male standard non-smoker. This charge continues for a maximum of 55 years. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(3) This charge is determined by multiplying the greater of the amount of Supplemental Face Amount at issue and the current amount of Supplemental Face Amount by the applicable rate. The rates vary by the sex, age, and risk classification of the insured person. The charge also varies by policy year. The minimum rate shown is the rate in the first policy year for a 0 year old male standard non-smoker. The maximum rate shown is the rate in the fourth policy year for a 90 year old male standard smoker. The representative insured person rate shown is the rate in the first policy year for a 45 year old male standard non-smoker. This charge continues for a maximum of 55 years. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(4) This charge is not currently imposed, but we reserve the right do so in the policy. This charge only applies to that portion of policy value held in the variable investment accounts. The charge determined does not apply to any fixed account or indexed account.
(5) This charge is determined by multiplying the portion of policy value held in the segments of the High Capped Indexed Account by the applicable rate. The charge determined does not apply to policy value held in the other indexed accounts, the variable investment accounts, or any fixed account.
(6) The maximum effective annual interest rate we can charge for the loan account is 3.25% for policy years 1-10 and 2.25% for policy years 11 and thereafter. The minimum interest that the loan account will earn is equal to the difference between the maximum annual interest rate we charge for the loan minus the Maximum Loan Interest Credited Differential. The “Maximum Loan Interest Credited Differential” is the difference between the annual interest rate we charge for the loan minus the interest rate we credit for the loan.
(7) The charge for this rider is determined by multiplying the Critical Illness Benefit Amount by the applicable rate. The rates vary by issue age, duration, gender, and critical illness risk classification of the insured person (e.g., the risk that the insured person will develop a “Critical Illness,” as defined in the rider). The minimum rate shown is the rate in the second policy year for an 18-year old female standard non-smoker underwriting risk. The maximum rate shown is the rate in the sixteenth policy year for a 49-year old male substandard smoker underwriting risk. The rate for the representative insured person is the rate in the first policy year for a 45-year old male standard non-smoker underwriting risk. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(8) The charge for this rider is determined by multiplying the Specified Premium by the applicable rate. The “Specified Premium” is stated in your policy specifications. The rates vary by the sex, issue age and the disability insurance risk characteristics of the insured person. The minimum rate shown is for a 20 year old male standard non-smoker underwriting risk. The maximum rate shown is for a 54 year old female substandard smoker underwriting risk. The representative insured person rate shown is for a 45 year old male standard non-smoker underwriting risk. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(9) The charge for this rider is determined by multiplying the NAR by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The minimum rate shown is for a 20 year old male super preferred non-smoker underwriting risk with a 1% “Monthly Acceleration Percentage,” which is a percentage of the death benefit you can accelerate each month. The Monthly Acceleration Percentage is stated in your policy specifications. The maximum rate shown is for a 75 year old female substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The representative insured person rate shown is for a 45 year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(10) The charge for this rider is determined by multiplying the NAR by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The minimum rate shown is for a 20-year old male super preferred non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The maximum rate shown is for a 75-year old female substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The representative insured person rate shown is for a 45-year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage. These rates may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(11) The Return of Premium Death Benefit Rider charge is determined by multiplying the NAR by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the sex of the insured person. The minimum rate shown is the rate in the first policy year for a 5 year old female standard non-smoker underwriting risk. The maximum rate shown is the rate in the thirteenth policy year for an 80 year old male substandard smoker underwriting risk. The representative insured person rate shown is for a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
The next item shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. A complete list of the portfolios available under the policy, including their annual expenses, may be found at the back of this document.
Annual Portfolio Expenses	Minimum	Maximum
Range of expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.39%	1.95%

General Description of The Policy
Policy Rights
Owner and beneficiary. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.
While the insured person is alive, you will have a number of options under the policy. These options include:
• Determine when and how much you allocate to the variable investment accounts , the indexed accounts and any fixed account
• Borrow or withdraw amounts you have in the variable investment account , the indexed accounts and any fixed account
• Change the beneficiary who will receive the death benefit
• Change the amount of insurance
• Surrender the policy for its net cash surrender value
• Choose the form in which we will pay out the death benefit or other proceeds.
You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. Until the death of the insured person you can change your beneficiary by written request. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.
Allocation of Premiums
All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market variable investment account. After the Issue Date but prior to the Allocation Date, net premiums received are allocated to the Money Market variable investment account. The “Allocation Date” of the policy is the tenth day after the Issue Date. The Issue Date is shown in your policy specifications. On the Allocation Date, the net premiums paid plus return credited, if any, will be allocated among the variable investment accounts, the fixed account and indexed accounts in accordance with the policy owner’s instructions. Any net premium received on or after the Allocation Date will be allocated among variable investment accounts, the fixed account and indexed accounts as of the business day on or next following the date the premium is received at the Service Office. In your application for a policy, you give us your initial instructions as to how you wish your initial and future premium payments to be allocated among the variable investment, the fixed account and indexed accounts. Your instructions must be in percentages that add up to 100%. By written request and at any time, you may change the variable investment, the fixed account and indexed accounts in which future premium payments will be invested.
There are restrictions that may limit the variable investment account, the fixed account and indexed accounts options that you may choose, as well as limitations on the transfer of policy value among those options. For example, your investment options will be limited if you exercise benefits under the Long-Term Care Rider, the Long-Term Care Rider 2018, or the Overloan Protection Rider. Specifically, all value you have in the variable investment or indexed accounts will automatically be transferred to the fixed account, and, so long as you continue to receive any of those benefits, you will not be permitted to allocate any additional amounts to the variable investment or indexed accounts.

Transfers of Policy Value
You may transfer your policy value from one variable investment account, indexed account, or any fixed account to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any variable investment account, indexed account, or any fixed account in any policy year is $1,000,000.
We have adopted policies and procedures with respect to frequent transfers of policy value among variable investment accounts.
Limitations on transfers to or from a variable investment account. Our current practice is to restrict transfers into or out of variable investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market variable investment account even if the two transfers per month limit has been reached, but only if 100% of the account value in all variable investment accounts is transferred to the Money Market variable investment account. If such a transfer to the Money Market variable investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market variable investment account to any other variable investment account or any fixed account may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading.
Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the variable investment accounts in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one variable investment account into a second variable investment account, the values can only be transferred out of the second variable investment account if they are transferred into the Money Market variable investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market variable investment account may not be transferred out of the Money Market variable investment account into any other variable investment account, indexed account, or any fixed account for 30 calendar days.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the variable investment accounts in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any variable investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.
We will apply these limitations uniformly to each class of policies.
Frequent transfers among variable investment accounts. Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment accounts on a daily basis and allow transfers among variable investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency.
Whatever the reason, long-term investors in any variable investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the variable investment account’s portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which would be 12 or more). No transfer fee will be imposed on any transfer from a variable investment account into any fixed account if the transfer occurs during the following periods:
• within 18 months after the policy’s Issue Date, or
• within 60 days after the later of the effective date of a material change in the investment objectives of any variable investment account or the date you are notified of the change.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Limitations on transfers out of the fixed account. Transfers out of the fixed account option in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 15% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer out of the fixed account may not involve a transfer to the Money Market variable investment account. We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future. We may waive the transfer restrictions on the fixed account.
Limitations on transfers to and from an indexed account. You may transfer policy value from any indexed account to a variable investment account, a fixed account or another indexed account only on a segment maturity date. You may set up transfer instructions at the time you elect to invest in any indexed account and may change the instructions at any time subject to the lock in date.
Potential additional limitations. We reserve the right to take other actions to restrict transfers, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain variable investment accounts, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the portfolio. We may also impose additional administrative conditions upon or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right. A portfolio also may require us to impose additional trading restrictions if violations of its policies against frequent or disruptive trading in its shares are discovered.
Dollar cost averaging and asset allocation balancer programs. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one variable investment account into any other variable investment account, a fixed account, or a holding segment of an indexed account until the amounts are designated to a segment of the indexed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. We do not apply any minimum amount requirements for participation in the DCA program. You can participate in both the dollar cost averaging and asset rebalancing programs at the same time. Under the asset allocation balancer program you will designate an allocation of policy value among variable investment accounts. We will move amounts among the variable investment accounts at specified intervals you select - annually, semi- annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. This asset allocation balancer program only applies to policy value in the variable investment accounts. No fee is charged for these programs. We reserve the right to cease to offer these programs as of 90 days after written notice is sent to you.

General Account
The fixed account and the indexed accounts are part of our general account. Our general account consists of all assets owned by us other than those in the Separate Account and any other separate accounts which we have established and may establish. Any interest credited to a policy owner from an investment in a fixed account or any indexed account, and any guaranteed benefits we may provide under the policy that exceed the value of amounts held in the Separate Account, will be paid from the Company’s general account and are subject to the Company’s financial strength and claims paying ability. For the indexed accounts, John Hancock USA bears the investment risk of guaranteeing the minimum participation rate, the minimum cap rate and segment floor rate. Subject to applicable law, John Hancock USA has sole discretion over the investment of the assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. John Hancock USA bears full investment risk for all amounts allocated to the fixed account.
Because of exemptive and exclusionary provisions, interests in our fixed account and indexed accounts have not been and will not be registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts. Disclosures regarding the general account, however, are subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
The fixed account. Policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine and that depends on a number of significant considerations in addition to the actual investment experience we expect for the general account. We currently offer only one fixed account—the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 1%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so. Any interest we credit in excess of the guaranteed interest crediting rate will be based on our sole discretion. Additionally, interest credited on a non-guaranteed basis varies over time is rarely the same year-over-year and there may be extended periods of time during which no interest above the guaranteed minimum is declared.
The indexed accounts.
We have not registered the indexed accounts with the SEC. Disclosures regarding the indexed accounts, however, are subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
John Hancock USA believes that with respect to the indexed accounts, the policy is in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Since the indexed accounts are part of John Hancock USA’s general account and, as a result, their values do not vary according to the performance of a separate account, the indexed accounts qualify for an exemption from registration under the federal securities law. In addition, the products in which the indexed accounts are offered satisfy standard non-forfeiture laws. Accordingly, John Hancock USA has a reasonable basis for concluding that the indexed accounts provide sufficient guarantees of principal and interest through John Hancock USA’s general account to qualify under Section 3(a)(8).
You can elect to allocate net premium or transfer policy value to the following four indexed accounts: Base Capped Indexed Account, Base High Par Capped Indexed Account, Base Capped Two Year Indexed Account, and High Capped Indexed Account (the “indexed accounts”). Amounts that you allocate to the indexed accounts are initially held in a portion of an indexed account you elected (the “holding segment”) until the amounts are designated to the segment of the indexed account on the segment initiation date, which is generally the 15th of each month. Amounts allocated to a holding segment receive interest in the same manner and at the same rate as amounts in the fixed account (see “The fixed account”). A segment is 12-months in duration for the Base Capped, Base High Par Capped, and High Capped indexed accounts and twenty-four months in duration for the Base Capped Two Year Indexed Account (the “segment term”) and is eligible to receive interest (“indexed segment interest credit”) on the last day of the segment term, which is known as the “segment maturity date.”
You may start a new segment at any time your policy is in force by making a new allocation to an indexed account prior to the “lock in date.” The lock in date is the 3rd business day prior to the segment initiation date. Any amounts received after the lock in date will be included in a holding segment for a new segment on the next following segment initiation date. You can have up to 12 segments of the same indexed account at any given time while your policy is in force, except for the Base Capped

Two Year Indexed Account in which you can have up to 24 segments. You may cancel your allocation to an indexed account by submitting a written request to us no later than the end of the business day on the lock in date. A cancellation will result in a reallocation of amounts from the holding segment to the fixed account.
Index segment interest credit
For any indexed account you elect, we calculate and apply an index segment interest credit to the segment proceeds on the segment maturity date using a formula described below:
• Each indexed account tracks and measures the performance of the S&P 500 based on two single points in time, the segment initiation date and the segment maturity date (the “index change”). The value of the S&P 500 at any point between these dates does not impact the calculation of the index segment interest credit. This means if the value of the S&P 500 on the segment initiation date and the segment maturity date is the same (i.e., 2500) but the value of the S&P 500 is higher on all the other days of the segment (i.e., 3000), the index change used to calculate the index segment interest credit for that segment will only be based on the segment initiation date and the segment maturity date. The index change will not take into account the days where the value of the S&P 500 was 3000, which means that it is possible that the index change used to calculate the index segment interest credit may be limited to the segment floor rate of 0.25%. (While the indexed accounts refer to the S&P 500, neither the policy nor the indexed accounts directly participate in any stock or equity investments.) At the end of the segment term, we apply an index segment interest credit based on the index change and the application of the indexed account parameters identified below. The rate we use to calculate the index segment interest credit will never be less than the guaranteed segment floor rate of 0.25%, which is described below.
• The indexed account parameters of each indexed account will include a guaranteed segment floor rate, a segment cap rate, and a participation rate. The current participation rate and current segment cap rate for new segments will be declared at the time a segment is created and guaranteed for the segment term, but they will never be less than the guaranteed minimum participation rate and guaranteed minimum segment cap rate that are in the Policy Specifications for each indexed account. To understand current segment cap rates and current participation rates available to you at the time of issue, you should request an illustration of the indexed accounts at the time of sale or contact a John Hancock USA representative. We will notify you in writing if we change current segment cap rates or current participation rates applicable to subsequent segments.
The guaranteed segment floor rate is the minimum rate used in calculating the index segment interest credit that will be declared for a segment term. The guaranteed segment floor rate is 0.25% for each indexed account.
The participation rate is a percentage of a positive index change, that we use to calculate the index segment interest credit for a segment. The guaranteed minimum participation rate is 100% for the Base Capped Indexed Account, the Base Capped Two Year Indexed Account, and the High Capped Indexed Account, and it is 140% for the Base High Par Capped Indexed Account.
The segment cap rate limits the rate that is used in calculating the index segment interest credit. If the positive index change multiplied by the participation rate results in a rate that is higher than the segment cap rate, we will use the segment cap rate to determine the index segment interest credit. If the positive index change multiplied by the participation rate is less than the segment cap rate but greater than the segment floor rate, we would use the index change multiplied by the participation rate to determine the index segment interest credit. The segment minimum cap rate is 3.00% for the Base Capped Indexed Account and the Base Capped Two Year Indexed Account, 2.50% for the Base High Par Capped Indexed Account, and 3.75% for the High Capped Indexed Account.
Below are hypothetical examples that demonstrate how the indexed account parameters for the Base Capped Indexed Account can limit or enhance the index change. These demonstrations are also applicable to the Base Capped Two Year Indexed Account and the High Capped Indexed Account, both of which also have a 100% guaranteed minimum participation rate.
1. Hypothetical example where the index change is less than the guaranteed segment floor rate.
Assume amounts have been allocated to a segment of the Base Capped Indexed Account, the participation rate is 100%, the segment cap rate is 6% and the guaranteed segment floor rate is 0.25%:
(a) First, we determine the index change. We subtract the value of the S&P 500 on the segment maturity date from the value of the S&P 500 on the segment initiation date and then divide that value by the value of the S&P 500 on the segment initiation date ([2,660 -2,800]/2800= -5%). The index change in this hypothetical example is -5%.

(b) Next, we multiply the index change determined in (a) by the participation rate (-5% x 100% = -5%). The resulting rate is -5%.
(c) Then, we determine if the resulting rate in (b) (i.e., -5%) needs to be adjusted by the segment cap rate or the guaranteed segment floor rate. The rate used to calculate the index segment interest credit cannot exceed the segment cap rate but it also cannot be less than the guaranteed segment floor rate. In this case, since the resulting rate in (b) (-5%) is less than the guaranteed segment floor rate (i.e., 0.25%), we will use the segment floor rate to calculate the index segment interest credit.
This example demonstrates that the rate used to calculate the index segment interest credit will not be less than the guaranteed segment floor rate of 0.25%. Using a rate that is equal to the guaranteed segment floor rate to calculate interest over a period of time may not be sufficient to pay the policy’s monthly deductions and you may need to pay additional premium to keep your policy in force.
2. Hypothetical example where the index change is less than the segment cap rate but greater than the guaranteed segment floor rate.
Assume amounts have been allocated to a segment of the Base Capped Indexed Account, the participation rate is 100%, the segment cap rate is 6% and the guaranteed segment floor Rate is 0.25%, we take the following steps:
(a) First, we determine the index change. We subtract the value of the S&P 500 on the segment maturity date from the value of the S&P 500 on the segment initiation date and then divide that value by the value of the S&P 500 on the segment initiation date ([2,884 – 2,800]/2,800 = 3%). The index change in this hypothetical example is 3%.
(b) Next, we multiply the index change determined in (a) by the participation rate (3% x 100% = 3%). The resulting rate is 3%.
(c) Then, we determine if the resulting rate in (b) (i.e., 3%) needs to be adjusted by the segment cap rate or the guaranteed segment floor rate. The rate used to calculate the index segment interest credit cannot exceed the segment cap rate but it also cannot be less than the guaranteed segment floor rate. In this case, since the resulting rate in (b) (i.e., 3%) is greater than the guaranteed segment floor rate (i.e., 0.25%) and less than the segment cap rate (i.e., 6%), we will use the entire 3% to calculate the index segment interest credit.
This example demonstrates that when the index return is between the segment floor rate and segment cap rate, the entire index return will be used in calculating the index segment interest credit.
3. Hypothetical example where the index change exceeds the segment cap rate.
Assume amounts have been allocated to a segment of the Base Capped Indexed Account, the participation rate is 100%, the segment cap rate is 6% and the guaranteed segment floor Rate is 0.25%, we take the following steps:
(a) First, we determine the index change. We subtract the value of the S&P 500 on the segment maturity date from the value of the S&P 500 on the segment initiation date and then divide that value by the value of the S&P 500 on the segment initiation date ([3,024-2,800] / 2,800 = 8%). The index change in this hypothetical example is 8%.
(b) Next, we multiply the index change determined in (a) by the participation rate (8% x 100% = 8%). The resulting rate is 8%.
(c) Then we determine if the resulting rate in (b) (i.e., 8%) needs to be adjusted by the segment cap rate or the guaranteed segment floor rate. The rate used to calculate the index segment interest credit cannot exceed the segment cap rate but it also cannot be less than the guaranteed segment floor rate. In this case, since the resulting rate calculated in (b) (i.e., 8%) is greater than the segment cap rate (i.e., 6%), we will use the segment cap rate to calculate the index segment interest credit.
This example demonstrates how the 6% segment cap rate can have the effect of limiting the extent to which the index change (i.e.,8%) can be used in calculating the index segment interest credit (i.e., we applied the segment cap rate instead of the index change in this example).
Below are hypothetical examples that demonstrate how the indexed account parameters for the Base High Par Capped Indexed Account can limit or enhance the index change.
1. Hypothetical example where the index change is less than the guaranteed segment floor rate.

Assume amounts have been allocated to a segment of the Base High Par Capped Indexed Account, the participation rate is 160%, the segment cap rate is 5% and the guaranteed segment floor rate is 0.25%:
(a) First, we determine the index change. We subtract the value of the S&P 500 on the segment maturity date from the value of the S&P 500 on the segment initiation date and then divide that value by the value of the S&P 500 on the segment initiation date ([2,660 -2,800]/2800= -5%). The index change in this hypothetical example is -5%.
(b) Next, we multiply the index change determined in (a) by the participation rate (-5% x 160% = -8%). The resulting rate is -8%.
(c) Then, we determine if the resulting rate in (b) (i.e., -8%) needs to be adjusted by the segment cap rate or the guaranteed segment floor rate. The rate used to calculate the index segment interest credit cannot exceed the segment cap rate but it also cannot be less than the guaranteed segment floor rate. In this case, since the resulting rate in (b) (i.e., -8%) is less than the guaranteed segment floor rate (i.e., 0.25%), we will use the segment floor rate to calculate the index segment interest credit.
This example demonstrates that the rate used to calculate the index segment interest credit will not be less than the guaranteed segment floor rate of 0.25%. Using a rate that is equal to the guaranteed segment floor rate to calculate interest over a period of time may not be sufficient to pay the policy’s monthly deductions and you may need to pay additional premium to keep your policy in force.
2. Hypothetical example where the index change is less than the segment cap rate but greater than the guaranteed segment floor rate.
Assume amounts have been allocated to a segment of the Base High Par Capped Indexed Account, the participation rate is 160%, the segment cap rate is 5% and the guaranteed segment floor Rate is 0.25%, we take the following steps:
(a) First, we determine the index change. We subtract the value of the S&P 500 on the segment maturity date from the value of the S&P 500 on the segment initiation date and then divide that value by the value of the S&P 500 on the segment initiation date ([2,884 – 2,800]/2,800 = 3%). The index change in this hypothetical example is 3%.
(b) Next, we multiply the index change determined in (a) by the participation rate (3% x 160% = 4.8%). The resulting rate is 4.8%.
(c) Then, we determine if the resulting rate in (b) (i.e., 4.8%) needs to be adjusted by the segment cap rate or the guaranteed segment floor rate. The rate used to calculate the index segment interest credit cannot exceed the segment cap rate but it also cannot be less than the guaranteed segment floor rate. In this case, since the resulting rate in (b) (i.e., 4.8%) is greater than the guaranteed segment floor rate (i.e., 0.25%) and less than the segment cap rate (i.e., 5%), we will be able to use the entire 4.8% to calculate the index segment interest credit.
This example demonstrates that when the index return is between the segment floor rate and segment cap rate, the entire index return will be used in calculating the index segment interest credit. The higher participation rate of 160% allows the resulting rate used in calculating the index segment interest credit to be greater than the index change. However, if the hypothetical index return was 3.5% or greater, the resulting rate in (b) used to calculate index segment interest credit would be limited by the segment cap rate (i.e., 5%), as is described in the next example.
3. Hypothetical example where the index change exceeds the segment cap rate.
Assume amounts have been allocated to a segment of the Base High Par Capped Indexed Account, the participation rate is 160%, the segment cap rate is 5% and the guaranteed segment floor Rate is 0.25%, we take the following steps:
(a) First, we determine the index change. We subtract the value of the S&P 500 on the segment maturity date from the value of the S&P 500 on the segment initiation date and then divide that value by the value of the S&P 500 on the segment initiation date ([3,024-2,800] / 2,800 = 8%). The index change in this hypothetical example is 8%.
(b) Next, we multiply the index change determined in (a) by the participation rate (8% x 160% = 12.8%). The resulting rate is 12.8%.
(c) Then we determine if the resulting rate in (b) (i.e., 12.8%) needs to be adjusted by the segment cap rate or the guaranteed segment floor rate. The rate used to calculate the index segment interest credit cannot exceed the segment cap rate but it also cannot be less than the guaranteed segment floor rate. In this case, since the resulting rate calculated in (b) (i.e., 12.8%) is greater than the segment cap rate (i.e., 5%), we will use the segment cap rate to calculate the index segment interest credit.
This example demonstrates how the 160% participation rate can increase the effect of a positive index change compared to an indexed account with a 100% participation rate, but the 5% segment cap rate will limit the extent to which the resulting rate (i.e.,12.8%) can be used in calculating that credit (i.e., we applied the segment cap rate instead of the resulting rate in this example).
Through the application of different indexed account parameters, each indexed account presents a different risk and return profile and a different range of potential outcomes. Your choice of allocation should take into account your financial objectives, time horizon and personal risk tolerance. You should discuss the indexed account parameters with your registered representative to ensure you understand how they may affect the index segment interest credit under each indexed account.
The following chart shows how the indexed accounts offered in this prospectus would perform in different hypothetical scenarios using a hypothetical index return and the assumed current indexed account parameters shown below:
If Hypothetical Index Return is:	Index Return After the Application of the Base Capped Indexed Account Parameters	Index Return After the Application of the Base High Par Capped Indexed Account Parameters	Index Return After the Application of the High Capped Indexed Account Parameters	Index Return After the Application of the Base Capped Two Year Indexed Account Parameters	Account Performance
	100% Participation Rate 6% Segment Cap Rate 0.25% Segment Floor Rate	160% Participation Rate 5% Segment Cap Rate 0.25% Segment Floor Rate	100% Participation Rate 8% Segment Cap Rate 0.25% Segment Floor Rate	100% Participation Rate 12% Segment Cap Rate 0.25% Segment Floor Rate
Year 1: -5% Year 2: -5%	Year 1: 0.25% Year 2: 0.25%	Year 1: 0.25% Year 2: 0.25%	Year 1: 0.25%* Year 2: 0.25%*	Year 1: n/a Year 2: 0.25%	Base Capped & Base High Par Capped perform best (considering IPC on High Capped)
Year 1: 0% Year 2: 0%	Year 1: 0.25% Year 2: 0.25%	Year 1: 0.25% Year 2: 0.25%	Year 1: 0.25%* Year 2: 0.25%*	Year 1: n/a Year 2: 0.25%	Base Capped & Base High Par Capped perform best (considering IPC on High Capped)
Year 1: 3% Year 2: 3%	Year 1: 3% Year 2: 3%	Year 1: 4.8% Year 2: 4.8%	Year 1: 3%* Year 2: 3%*	Year 1: n/a% Year 2: 6.1%	Base High Par Capped performs best
Year 1: 6% Year 2: 6%	Year 1: 6% Year 2: 6%	Year 1: 5% Year 2: 5%	Year 1: 6%* Year 2: 6%*	Year 1: n/a Year 2: 12%	Base Capped performs best (considering IPC on High Capped)
Year 1: 8% Year 2: 8%	Year 1: 6% Year 2: 6%	Year 1: 5% Year 2: 5%	Year 1: 8%* Year 2: 8%*	Year 1: n/a Year 2: 12%	High Capped performs best, even when considering IPC
Year 1: 12% Year 2: 0%	Year 1: 6% Year 2: 0.25%	Year 1: 5% Year 2: 0.25%	Year 1: 8%* Year 2: 0.25%*	Year 1: n/a Year 2: 12%	Base Capped Two Year performs best

* High Capped Indexed Account returns are dampened by the Indexed Performance Charge (IPC), which costs 1.5% annually on the policy value held in that account.
As the hypothetical scenarios in the table above illustrate, and as further described below, the optimal index return pattern varies between the indexed accounts.
• In a scenario where the index change is less than the segment cap rates but greater than the segment floor rate for the indexed accounts, the Base High Par Capped Indexed Account may earn more index segment interest credit when compared to the other indexed accounts, which have a lower participation rate.
• In a scenario where the index change for one year segment accounts remains consistent from year to year at a level close to the segment cap rates, the Base Capped Indexed Account may perform best because it can realize most or all of each year’s increase, while not incurring the Indexed Performance Charge that would apply to the High Capped Indexed Account.
• In a scenario where the index change for one year segment accounts remains consistent from year to year at a level higher than the segment cap rates, the High Capped Indexed Account may perform best because of the higher segment cap rate, which can offset the Indexed Performance Charge.
• In a scenario where the index change varies significantly from year to year, the Base Capped Two Year Indexed Account may perform best because of its longer segment duration (and therefore highest cap), which allows it to recognize larger increases over that two year segment duration regardless of the timing.
Withdrawals or transfers
Withdrawals from an indexed account prior to the segment maturity date will reduce the amount of any index segment interest credit for that segment by proportionately reducing the balance used in calculating the index segment interest credit on the segment maturity date by the amount of the withdrawal multiplied by the remaining months in the segment. The following hypothetical example compares how index segment interest credit is calculated on the segment maturity date when a withdrawal is taken during a segment and when a withdrawal is not taken during a segment. Note that this hypothetical example uses an indexed account with a one year segment duration.
	Initial segment balance	Withdrawal taken in policy month 3	Balance used to calculate index segment interest credit	Hypothetical Rate used to calculate index segment interest credit	Index segment interest credit on segment maturity date
No withdrawal	$100,000	n/a	$100,000	3.0%	$100,000 x 3.0% = $3,000
$10,000 withdrawal	$100,000	$10,000	$100,000 - $10,000 x (9/12) = $92,500	3.0%	$92,500 x 3.0% = $2,775
Transfers from an indexed account to another indexed account, a variable investment account or a fixed account can only be made on the segment maturity date (see “Limitations on transfers to and from an indexed account”).
If a policy terminates due to death of the insured, surrender of the net cash surrender value or insufficient premium before a segment maturity date, no index segment interest credit will be applied to that segment. Amounts allocated to an indexed account are subject to a lock out period following a withdrawal from a segment. When you take a withdrawal (that is not a systematic withdrawal) from a segment of an indexed account prior to the segment maturity date, a “lock-out period” will be imposed upon the creation of new segments. The duration of the lock-out period is twelve consecutive months. During the lock-out period, any portion of policy value in a holding segment, as well as any additional amounts allocated or transferred to an indexed account, will not be designated to a new segment until the first segment initiation date following the lock-out period.

Segment Proceeds
The segment proceeds equal the sum of the segment balance on a segment maturity date plus the indexed segment interest credit we apply to that segment. On the segment maturity date, segment proceeds are allocated according to the investment allocation instructions we have on file for you. Segment proceeds can be allocated to the fixed account, the variable investment accounts or the indexed accounts (see “Allocation of future premium payments and indexed account segment proceeds”). If no allocation instructions are given, segment proceeds are allocated to a new segment in the same indexed account.
Availability of the indexed accounts
We may add additional indexed accounts, cease to offer any indexed account or close the indexed accounts to new allocations and transfers. We also reserve the right to substitute the S&P 500 for another external index; any substitution will apply to new segments only. If we substitute the S&P 500 for another external index, the indexed accounts will continue to offer the guaranteed indexed account parameters shown in the Policy Specifications. Any open segments in the indexed accounts will remain until they mature after which the segment proceeds will automatically be transferred to the fixed account, unless you request in writing that the segment proceeds be transferred to an available indexed account. In the event that we decide to substitute the S&P 500 or we cease to offer an indexed account, we will notify you and any assignee of record in advance of the change at your last known addresses.

Premiums
Purchase Procedures
Generally, the policy is available with a minimum Base Face Amount at issue of $50,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”
Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.
The Minimum Initial Premium is set forth in your policy specifications. Factors that determine the minimum initial premium amount generally include the insured person’s age, sex and risk classification including any additional ratings; the Total Face Amount of insurance and election of any Supplemental Face Amount; choice of Death Benefit Option 1 vs. Option 2; and any selected supplementary benefit rider. Premium payments after the initial premium may not be required, but you must pay enough premium to keep the policy in force. That’s why the policy is called a “flexible premium” policy.
If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus. We will also accept premiums by wire or by exchange from another insurance company, or via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).
Premium Amount
In addition to the Minimum Initial Premium, your policy specifications will also show the “Planned Premium” that you chose for the policy. Payment of Planned Premiums is not necessarily required, however. You need only pay enough premium to keep the policy in force.
The amount and frequency of the Planned Premium are determined by you, in consultation with your financial advisor, based upon your financial objectives for the policy. Depending upon the amount and timing of your actual premium payments, investment results, changing objectives and other factors, you may need to change the amount and frequency of your premium payments from the Planned Premium amount in order for the policy to continue to support your financial objectives. You may be required to pay additional premiums beyond the Planned Premium amount in order to keep your policy from lapsing. You should request in-force illustrations periodically in order to help assure that you are keeping on track with your objectives.
Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. Also, in order to limit our exposure to unanticipated investment risk, we may refuse to accept additional premium payments. For example, with large premium payments in an environment of decreasing interest rates, we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment accounts, if we are unable to make an orderly investment of the additional premium into the variable investment accounts. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.
We will notify you in writing of our refusal to accept premium and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.
Premium Due Dates
Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. We will notify you of the default and will allow a 61-day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus an amount equal to three times the monthly deductions due on the date of default, plus any applicable premium charge. If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the death benefit will be reduced by any outstanding monthly deductions due at the time of death. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.
No-lapse Guarantee
In those states where it is permitted, as long as the cumulative premium test is satisfied during the No-Lapse Guarantee Period, and the policy value is greater than the policy debt, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy’s surrender value to fall to zero or below during such period.
The No-Lapse Guarantee Premium is not a charge assessed against the policy value; it is an amount used in determining whether the cumulative premium test has been satisfied. The No-Lapse Guarantee Premium is set at issue on the basis of the Base Face Amount and reflects the age, sex and risk classification of the proposed insured as well as any additional rating and supplementary benefits, if applicable. It is subject to change if (i) the Total Face Amount of the policy is changed, (ii) there is a decrease in the Face Amount of insurance, or (iii) there is any change in the supplementary benefits added to the policy or in the risk classification of the insured person.
The No-Lapse Guarantee Period is set at issue and is stated in the policy. Certain state limitations may apply, but generally the No-Lapse Guarantee Period for the Base Face Amount is (i) the lesser of fifteen years or to age 70 or (ii) seven years if the insured person’s issue age is 65 or older. However, the No-Lapse Guarantee Period for the Base Face Amount and any Supplemental Face Amount is limited to the first five policy years under any policy that has scheduled or unscheduled increases to Supplemental Face Amount after issue or a Return of Premium Death Benefit Rider.
While the No-Lapse Guarantee is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default whether the cumulative premium test has been met. The cumulative premium test is satisfied if, as of the beginning of the policy month that your policy would otherwise be in default, the sum of all premiums paid to date less any withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the monthly No-Lapse Guarantee Premium due from the Policy Date to the date of the test. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from terminating. This required payment, as described in the notification, will be equal to the lesser of:
(a) the greater of the outstanding premium requirement to satisfy the cumulative premium test at the date of default and the amount necessary to bring the policy value (net of any loans) to zero, plus the monthly No-Lapse Guarantee Premium due for the next three policy months, or
(b) the amount necessary to bring the net cash surrender value to zero plus an amount equal to three times the monthly deductions due on the date of default, plus the applicable premium charge.
If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.

Standard Death Benefits
Standard Death Benefits
Effectiveness and Policy Date. After you apply for a policy, we gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. The policy will take effect only if all of the following conditions are satisfied:
• The policy is delivered to and received by the applicant.
• The Minimum Initial Premium is received by us.
• The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.
If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to take monthly deductions. Policy months, policy years and policy anniversaries are all measured from the Policy Date. Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case.
Temporary insurance coverage. If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.
Option 1 and Option 2. When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.
• Option 1. The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described below).
• Option 2. The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.
See the OTHER BENEFITS AVAILABLE UNDER THE POLICY and More About Certain Optional Benefits sections for more information about riders that may increase the death benefit.
For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the cost of insurance charges (based on the higher NAR) will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.
Poor investment performance of the portfolios, expenses, and deduction of charges under the policy all will reduce the policy value and net cash surrender value and may also reduce the death benefit. However, favorable investment performance may increase the policy value, net cash surrender value, and death benefit. Therefore, if you experience better investment performance or lower expenses and charges than you assumed, you may be able to reduce your premium payments while maintaining the death benefit and other values under your policy; or if you continue to pay premiums at the same level, the death benefit and other values under your policy may increase. Conversely, if the investment performance falls short of what you assumed, or the expenses or charges are higher, the death benefit and other values under your policy may decrease unless you pay additional premiums.

Base Face Amount and Supplemental Face Amount. Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 400% of the Base Face Amount at the Issue Date. Thereafter, scheduled and unscheduled increases to the Supplemental Face Amount are not permitted if the resulting Supplemental Face Amount would exceed 400% of the Total Face Amount at the Issue Date.
You should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. For the same amount of premiums paid, the amount of the Face Amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental Face Amount, rather than as Base Face Amount. On the other hand, the amount of any Supplemental Face Amount may be subject to a shorter No-Lapse Guarantee Period. If your priority is to reduce your Face Amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to take advantage of the No-Lapse Guarantee feature after the fifth policy year or to maximize the death benefit when the insured person reaches age 121, then you may wish to maximize the proportion of the Base Face Amount. However, the No-Lapse Guarantee for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount or the Return of Premium Death Benefit Rider is limited to the first five policy years.
Minimum death benefit. In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law—the “guideline premium test” and the “cash value accumulation test.” You must elect at issue which test you wish to have applied. Once elected, the test cannot be changed without our approval.
Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. A table showing the factor for each age will appear in the policy, and the following table shows those factors for selected ages:
Attained Age	Applicable Factor
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%
Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy, and the following table shows those factors for selected ages:
Attained Age	Factor - Female	Factor - Male
40	231.31%	220.07%
45	211.07%	201.86%
50	192.74%	185.13%
55	176.34%	169.82%
60	161.76%	156.15%
65	148.99%	144.22%
70	137.99%	133.95%
75	128.60%	125.23%
90	109.49%	108.19%
95	105.72%	105.27%
100 and above	100.00%	100.00%
These death benefit factors are subject to change based on the issue date of your policy. Please refer to your policy and contact your John Hancock USA representative for the death benefit factors that are specific to your policy.

The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full seven years.
To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.
Calculation and payment of the death benefit. We will ordinarily pay any death benefit within seven days after we receive the last required form or request and any other documentation that may be required. You may choose to receive proceeds from the policy as a single sum. If we do not have information about the desired manner of payment within seven days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account.
Additional Information About Standard Death Benefits
Requesting an increase or decrease in coverage. After the first policy year, you may make a written request for an unscheduled increase in Supplemental Face Amount. We must receive your written request within two months of your next policy anniversary. Generally, each such increase must be at least $50,000 and increases in any one policy year cannot exceed 25% of the Total Face Amount at issue. You will have to provide us with evidence that the insured person qualifies for the same risk classification that applied to them at issue. Generally, any increase will be effective on the next policy anniversary following the date we approve the request. Any unscheduled increase in Supplemental Face Amount after issue would first require that you terminate the Disability Payment of Specified Premium, Long-Term Care and Return of Premium Death Benefit Riders you may have elected at issue. The No-Lapse Guarantee Period for the Base Face Amount under any policy that has an unscheduled Supplemental Face Amount increase is limited to the first five policy years.
After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if the remaining Base Face Amount will be at least $50,000, and the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status. An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.
Change of death benefit option. Under our current administrative rules, we permit the death benefit option to be changed from Option 2 to Option 1 after the first policy year. If you request in writing, and we approve a change from Option 2 to Option 1, your Total Face Amount after the change will equal your Total Face Amount before the change plus the policy value as of the effective date of the change. If you change from Option 2 to Option 1, your death benefit will change from one that may increase over time due to the investment experience of the variable investment accounts or the performance of the indexed accounts to one that is a level death benefit. Changing from Option 2 to Option 1 can also lower the monthly cost of insurance charge since this charge is lowered when the NAR is reduced; all other charges under the policy would remain the same. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.
Notwithstanding other policy limits, if the change from Option 2 to 1 yields a Total Face Amount that is larger than 400% of the Total Face Amount at issue, we will allow for the increase. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.
Tax consequences of coverage changes. If you change the death benefit option, the Federal tax law test (“guideline premium test” or “cash value accumulation test”) that you elected at issue will continue to apply.
A change in the death benefit option or Total Face Amount will often change the policy’s limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refund policy value (if the guideline premium test was elected) or (ii) increase the death benefit (if the cash value accumulation test was elected), which may have the effect of increasing cost of insurance charges under the policy.

Limitations on payment of death benefit. If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals. Also if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.

Surrenders and Withdrawals
Surrender and Withdrawal
You may surrender the policy in full at any time, in which case we will pay you the policy’s full net cash surrender value and coverage under the policy and any riders and other benefits under the policy will cease. After the first policy year, you may take a withdrawal of part of your net cash surrender value once in each policy month, except that no withdrawals are permitted after the insured person has reached age 121. The amount of payment you will receive upon a surrender or withdrawal is based on values calculated as of the day we receive your request in good order or, if that is not a business day, on the next day that is. We generally pay that amount to you within seven days thereafter.
Additional Information Regarding Surrender and Withdrawal
The surrender of the policy terminates the life insurance coverage and other policy benefits. If you surrender your policy, we will pay you the policy value less any policy debt and surrender charge that then applies. You must return your policy when you request a surrender.
With withdrawals, your policy value is automatically reduced by the amount of any withdrawal. Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2. Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. We reserve the right to approve reductions in the Base Face Amount prior to eliminating the Supplemental Face Amount. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amounts. A reduction in Base Face Amount or Supplemental Face Amount will result in a reduction of the charge associated with that component of the coverage.
Generally, each withdrawal must be at least $500. We will not permit a withdrawal if it would cause your surrender value to fall below three months’ worth of monthly deductions. We reserve the right to refuse any withdrawal that would cause the policy’s Base Face Amount to fall below $50,000. If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s (“Code”) definition of life insurance, we will not permit the withdrawal.
When you take a withdrawal (that is not a systematic withdrawal) from a segment of an indexed account prior to the segment maturity date, a “lock-out period” will be imposed upon the creation of new segments. The duration of the lock-out period is twelve consecutive months. During the lock-out period, any portion of policy value in a holding segment, as well as any additional amounts allocated or transferred to an indexed account, will not be designated to a new segment until the first segment initiation date following the lock-out period.
If you have policy value allocated to the indexed accounts at the time of the withdrawal, each variable investment account and any fixed account will be reduced in the same proportion as the policy value that is then allocated among them. If insufficient value exists from the fixed account and variable investment accounts to cover the withdrawal, policy value will be deducted from the holding segment. If insufficient policy value exists in the holding segment, policy value will be deducted from indexed account segments on a pro-rata basis.
Cancellation Rights
You have the right to cancel your policy within ten days after you receive it (thirty days if your policy replaces another policy). The period may be different in some states. This is often referred to as the “free look” period. During this period, your premiums will be allocated as described in “General Description of the Policy - Allocation of Premiums.” To cancel your policy, simply deliver or mail the policy to:
• John Hancock USA at either of the addresses shown on the back cover of this prospectus, or
• the John Hancock USA representative who delivered the policy to you.
The date of cancellation will be the date of such mailing or delivery. In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your policy value on the date of cancellation plus charges deducted. The state in which the policy is issued determines the period and type of refund that applies. See “Variations.”

Loans
Availability of Loans, Limitations and Interest
If your policy is in force and has sufficient policy value, you may borrow from it at any time before the insured person has reached age 121 by completing the appropriate form. We process policy loans as of the business day on or next following the day we receive the loan request. You can repay all or part of a loan at any time. Policy loans permanently affect the calculation of your policy value and may also result in adverse tax consequences. The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.
Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy, but is generally the greater of (i) 90% of net cash surrender value and (ii) the net cash surrender value projected to the next policy anniversary, assuming interest earned at the guaranteed minimum fixed account rate and loan interest charged at the current effective annual rate.
Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. The maximum effective annual interest rate we can charge for the loan account is 3.25% for policy years 1-10 and 2.25% for policy years 11 and thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount.
The amount of the loan is placed in a special loan account as collateral for the loan. The minimum interest that the loan account will earn at any time is equal to the difference between the annual interest rate we charge for the loan minus the Maximum Loan Interest Credited Differential.
The Maximum Loan Interest Credited Differential is the difference between the annual interest rate we charge for the loan minus the interest rate we credit for the loan, however, it will never be greater than 2% for policy year 1-10 and 1.25% for policy years 11 and thereafter. For example, if the annual interest rate we charge for a loan is 3% in year 5, we cannot credit interest at a rate less than 1% because the difference between the interest rate charged for the loan and the interest rate credited to the loan cannot be more than the Maximum Loan Interest Credited Differential, which is 2% in policy year 5.
Effect of Loans on Cash Value and Death Benefit
Unless otherwise specified by you, the amount of the loan is deducted from the variable investment accounts and any fixed account in the same proportion as the policy value is then allocated among them.
If the policy value in the variable investment accounts and any fixed account is not sufficient to cover the amount of the loan, we will next transfer value from the holding segment to the loan account. Amounts transferred from the holding segment to the loan account are credited and charged interest in the same manner as described above. If there is insufficient value in the holding segment to complete the transfer, we will then use the policy value in any indexed account as collateral for the remaining amount. The policy value used as collateral for the loan in the indexed account will not be reduced as a result of the loan. This means an amount equal to the loan will not be transferred immediately from the indexed account to the loan account. Instead, the policy value will remain in the indexed account segment until the segment has matured, where those segments will earn index segment interest credit upon the segment maturity date rather than earning interest in the same manner as amounts transferred to the loan account, as described above. Upon segment maturity, policy value in the indexed account that is collateral for a loan will be transferred to the loan account. The maximum effective annual interest rate we can charge for the policy value in the indexed account that is collateral for a loan is 3.25% for policy years 1-10 and 2.25% for policy years 11 and thereafter.
Amounts in the loan account do not participate in the investment experience of the variable investment accounts, or the fixed account or indexed accounts, and therefore loans can affect the policy value and death benefit whether or not the loan is repaid. The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the variable investment accounts or any fixed account and the special loan account will generally have different rates of investment return.

Other Effects of Loans
Taking a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your policy loan, there is not enough net cash surrender value to cover the policy charges, your policy could lapse. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 121, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.
The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a distribution from your policy because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states.
Loan Repayments
You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below.
• The repayment will first be applied to reduce any loan amount collateralized by the indexed accounts.
• If any loan repayment remains, it will then be applied to the policy value by transferring amounts from the loan account to the other accounts as follows:
• First, an amount will be transferred to the fixed account that is equal to the remaining loan repayment multiplied by the ratio of the amount borrowed from the fixed account divided by the sum of the amounts borrowed from the fixed account and the variable investment accounts, if any.
• The remainder of the repayment, if any, will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).
If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment. Loan repayments received prior to the close of the New York Stock Exchange (“NYSE”) will be applied on the same day it was received. Loan repayments received after the close of the NYSE will be applied as of the next business day.

Other Benefits Available Under the Policy
In addition to the standard death benefits associated with your policy, other standard and/or optional benefits may also be available to you. The following tables summarize information about those benefits. Information about the fees associated with each benefit included in the tables may be found in the FEE TABLE.
STANDARD BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Dollar cost averaging
Under the dollar cost averaging program, you will
designate an amount that will be transferred
monthly from one variable investment account into
any other variable investment account, a fixed
account, or a holding segment of an indexed
account until the amounts are designated to a
segment of the indexed account.
We reserve the right to cease to offer this program after written notice to you.
Asset allocation balancing
Under the asset allocation balancer program, you
will designate a percentage allocation of policy
value among variable investment accounts. We will
automatically transfer amounts among the variable
investment accounts at intervals you select
(annually, semi-annually, quarterly, or monthly) to
reestablish your chosen allocation.
We reserve the right to cease this program after written notice to you.

OPTIONAL BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Healthy Engagement Rider
Provides the opportunity to add credits to your
policy value based upon the insured person’s
ongoing participation in activities that promote a
healthy lifestyle. The higher the insured person’s
healthy engagement status category, and the more
years the insured person qualifies for higher status
categories, the larger your credits are likely to be.
The Healthy Engagement Rider also provides the
insured person with the possibility of other
benefits.

The amount of any credit will be reduced (a) the
closer we are to charging the policy’s maximum
cost of insurance rate or (b) at any time the policy’s
death benefit exceeds the cap shown in your policy.
We have the right to change at any time the
qualification standards for status categories. Also,
we may change or terminate any other incentives.

Healthy Engagement Core Rider
This program is designed to help improve the
longevity of the insured person by educating and
motivating the insured person to develop and
maintain a healthy lifestyle.

By participating in this program, the insured person
may receive discounts on certain goods and
services, educational resources, tools, or other
items that are designed to encourage learning and
participation in healthy activities.

We reserve the right to amend aspects of the
program from time to time, including the Program
Rewards.

In order to participate in the program, the insured
person (i) must have attained Age 20, and (ii) must
not have elected the Healthy Engagement Rider.

Return of Premium Death Benefit Rider	Provides an additional death benefit payable upon the death of the insured person.	This benefit is available to you only if you elect death benefit Option 1. You must terminate this rider before you can elect any increase to your Supplemental Face Amount.
Accelerated Benefit Rider	Allows you to make a one-time request to accelerate a portion of your death benefit should the insured person become terminally ill and have a life expectancy of one year or less.	Payment of the benefit amount will reduce your death benefit, cash value or loan value under your policy. This rider is only available with policies that are individually owned.

OPTIONAL BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Critical Illness Benefit Rider	Pays the policy owner a one-time, lump sum benefit amount if the insured person is diagnosed with certain illnesses.
If the insured person receives a first-time diagnosis
for one of the critical illnesses before the rider is in
force or during the rider’s waiting period, then the
policy owner will not receive benefits under this
rider for that critical illness. Benefits paid under
this rider do not provide or pay for the cost of
medical care and are meant to be supplemental to
health insurance that does pay for such costs.

Disability Payment of Specified Premium Rider	Pays a specified amount of premium into the policy value each month during the life insured person’s total disability.
Total disability must begin between the policy
anniversaries nearest the insured person’s 5th and
65th birthdays and must be continuous for at least
six months.

We will not pay the specified premium under this
rider if: (1) the total disability results from an
intentional, self-inflicted injury or service in the
armed forces; or

(2) the total disability begins within 2 years after
the rider’s Issue Date and results from an injury
sustained or a disease contracted before the rider’s
Issue Date. The specified premium may be reduced
in the event of a reduction in Total Face Amount.
The specified premium paid under this rider may
not be sufficient to maintain the policy in force to
Age 121.

Long Term Care Rider
Provides for periodic advance payments to you of a
portion of the death benefit if the insured person
becomes chronically ill as defined in the policy and
has received qualified long-term care service while
the policy is in force. If you elect this rider, you will
also have an option to apply to have a portion of the
policy’s death benefit advanced to you in the event
of terminal illness.

There is a maximum amount of death benefit that
we will advance for each month of qualification.
Each advance reduces the remaining death benefit
under your policy and causes a proportionate
reduction in your policy value. We restrict your
policy value’s exposure to market risk when
benefits are paid under the Long-Term Care Rider
by transferring all policy value to the fixed account.
In addition, you will not be permitted to transfer
policy value or allocate any additional premium
payment to a variable investment account or an
indexed account while rider benefits are paid. There
is a significant risk that ownership of a policy with
this rider by anyone other than the insured person
will cause adverse tax consequences. Benefits paid
under this rider do not reduce the No- Lapse
Guarantee Premium requirements that may be
necessary for the No-Lapse Guarantee to remain in
effect after a termination of rider benefits.

OPTIONAL BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Long Term Care Rider 2018
Provides for periodic advance payments to you of a
portion of the death benefit if the insured person
becomes chronically ill as defined in the policy and
has received qualified long-term care service while
the policy is in force. Rider benefits may also be
used to pay for Stay at Home Services.

Each advance payment under the rider reduces the
remaining death benefit under your policy and
causes a proportionate reduction in your policy
value. We restrict your policy value’s exposure to
market risk when benefits are paid under the Long-
Term Care Rider 2018 by transferring all policy
value to the fixed account. In addition, you will not
be permitted to transfer policy value or allocate any
additional premium payment to a variable
investment account or an indexed account while
rider benefits are paid. There is a significant risk
that ownership of a policy with this rider by anyone
other than the insured person will cause adverse tax
consequences.

Finally, benefits paid under this rider do not reduce
the No-Lapse Guarantee Premium requirements
that may be necessary for the No-Lapse Guarantee
to remain in effect after a termination of rider
benefits.

Cash Value Enhancement Rider	Provides an enhancement in cash surrender value.	The decision to add this rider to your policy must be made at issuance of the policy and, once made, is irrevocable.
Overloan Protection Rider	Prevents your policy from lapsing on any date if policy debt exceeds the death benefit.
The benefit is subject to a number of eligibility
requirements relating to, among other things, the
number of years the policy has been in force, the
attained age of the insured person, the death benefit
option elected and the tax status of the policy.

When the Overloan Protection Benefit in this rider
is invoked, all values in the variable investment
accounts and the indexed accounts (upon segment
maturity) are transferred to the fixed account and
will continue to grow at the current fixed account
interest rate.

Thereafter, policy changes and transactions are
limited as set forth in the rider. Any applicable No-
Lapse Guarantee under the policy no longer
applies, and any supplementary benefit rider
requiring a monthly deduction will automatically be
terminated.

When the Overloan Protection Rider causes the
policy to be converted into a fixed policy, there is
risk that the Internal Revenue Service could assert
that the policy has been effectively terminated and
that the outstanding loan balance should be treated
as a distribution.

OPTIONAL BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Accelerated Death Benefit for Chronic Illness Rider	Provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes chronically ill as defined in the policy.
Accelerations may be requested no more frequently
than once every 12 months. Each acceleration
under the rider reduces the remaining death benefit
under your policy and causes a proportionate
reduction in your policy value. Advance payments
are restricted to the annualized IRS per diem limit
under IRC Section 7702B.

More About Certain Optional Benefits
When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in your policy specifications. We may add to, delete from or modify the list of optional supplementary benefit riders.
• Healthy Engagement Rider. Our Healthy Engagement Rider provides you with the opportunity to add credits (as described below) to your policy value based upon the insured’s ongoing participation in activities that promote a healthy lifestyle. If you elect this rider, the insured person will qualify for one of four healthy engagement status (“status”) categories each year. The status categories are based on the longevity benefits of certain healthy activities in which the insured person engages (such as regular checkups, biometric screenings, exercising regularly, participating in health educational programs, and periodically considering and answering certain health-related questions) and other health-related information about the insured person. The insured person's status category may change from year to year. (Current information relating to the insured person's status and/or the standards for determining status are available through our Service Office at 1-888-333-2659.)
Beginning in the second policy year, if the insured person has qualified for one of the three highest status categories, we will contribute a percentage of your policy’s monthly cost of insurance charge in the form of a credit (a “Rider Credit”) to your policy value, subject to the conditions mentioned below. Any Rider Credits will be allocated automatically to each variable investment account, indexed account or any fixed account from which, and in the same proportion as, we are taking your monthly deductions. The Healthy Engagement Rider also provides the insured person with the possibility of other benefits, including discounted wearable devices, gear used to engage in healthy activities, biometric screenings, access to health and fitness information, and other discounts and offers that depend on the insured person having a certain status. These and any other benefits available pursuant to the rider, are designed to encourage a high level of engagement by the insured person in activities that are correlated with improved longevity.
Under the Healthy Engagement Rider, several considerations are relevant to the percentage, if any, of any month’s cost of insurance charge that we will contribute as a Rider Credit to your policy. One important consideration is the insured person's status category for the current year and for prior years. If the insured person has always been in the lowest status category, no Rider Credits will be paid. The higher the insured person's status category, and the more years the insured person qualifies for higher status categories, the larger your Rider Credits are likely to be.
Also, the Rider Credit that is contributed to your policy in any month will not be more than the factor identified in the rider multiplied by the difference between the maximum amount of cost of insurance charge that your policy permits us to deduct for that month and the amount of cost of insurance charge that we actually deduct for that month. This means that the amount of any Rider Credit will be less the closer we are to charging the maximum cost of insurance rate that the policy permits; and there will not be any Rider Credit if and when we are charging the maximum cost of insurance rate. We will continue to deduct the Healthy Engagement Rider charge in instances where no Rider Credits are being earned and we are charging the maximum cost of insurance rate under the policy. Although our ability to change the cost of insurance rate (subject to the maximum rate) can therefore affect whether and how much Rider Credit you may receive, no Rider Credits that we contributed to your policy value prior to such a change would be affected.

The amount of the Rider Credits that are contributed to your policy value in any month also will be reduced if the death benefit under your policy then exceeds the cap shown in your policy. In such cases, the reduction in any Rider Credit will be larger as the death benefit at the time of such credit exceeds such cap.
Example: Assume that your cost of insurance charge for a given month is $1000 and that the above-described percentage Rider Credit to which you are entitled for that month is 4%. Assume also that your policy’s current cost of insurance rate and death benefit are at a level that neither of the above-mentioned limits based on those factors is applicable. In that case, your Rider Credit would be $40 [$1000 x 4%] for the month in question, which would result in your policy value being $40 higher than it would have been without that month’s Rider Credit.
The amount of any Rider Credit for a month in which the policy is in default will be applied first to pay any monthly deductions that are then due and unpaid and next to reduce the default payment, with any remaining amount then being contributed to your policy value in accordance with the allocation instructions then in effect for premium payments. The same procedure also will apply for any month in which the policy is being continued in force under its No-Lapse Guarantee provision, except that no amount will be applied to reduce a default payment.
We have the right to change at any time the qualification standards for status categories. Such changes will be based on our expectations of the impact of those standards on future mortality, policy persistency, our expenses, our capital and reserve requirements, and our taxes relating to the policies. Any such changes, however, will be determined prospectively on a basis that does not discriminate unfairly within any class of insured persons. If we change the qualification standards for a status level, it has an effect on the amount of Rider Credits you may earn for future months, but it will not affect the Rider Credits you have already earned. Also, we may change or terminate any other incentives (such as access to health and fitness information, offers, discounts, tools, or other services designed to encourage the insured to participate in activities that promote a healthy lifestyle) that we may make available from time to time to insured persons under the Healthy Engagement Rider.
If the Healthy Engagement Rider is still in effect on the later of the policy anniversary nearest the insured person’s 80th birthday or the 10th policy anniversary, the rider charge will cease to be deducted, no new Rider Credits will be earned and all previously earned Rider Credits will continue to apply as provided in the rider. The availability to the insured person of certain benefits may cease when the rider charge ceases.
You may elect to discontinue the rider at any time by written notice to us. In that case, the same circumstances described above will apply.
If your policy terminates for any reason, the Healthy Engagement Rider also will terminate, although no Rider Credits that we contributed to your policy value prior to the termination will be affected.
Although the standards for determining a status category may be administered directly by us or through an affiliated or unaffiliated provider that we designate, any termination or change in such third-party provider will not terminate or modify the Healthy Engagement Rider or our obligations thereunder.
There may be costs associated with meeting the standards to qualify for a given status level that will not be reimbursed by John Hancock USA. Examples of such costs include, but are not limited to, health coverage co-pays, health club fees, athletic events, health equipment, health monitoring devices, and athletic attire.
• Critical Illness Benefit Rider. Our Critical Illness Benefit Rider is designed to pay the policy owner a one-time, lump sum benefit amount if the insured person is diagnosed for the first time with one of seven critical illnesses (as defined in the rider) (“Critical Illness”) while this rider is in force and after the waiting period has been satisfied, subject to all policy and rider provisions. However, if the Insured receives a first -time diagnosis for one of the Critical Illnesses before the rider is in force or during the rider’s waiting period, then the policy owner will not receive benefits under this rider for that Critical Illness. Benefits under this rider will not begin until we receive proof of the insured person’s initial diagnosis of a Critical Illness. Once the Critical Illness Benefit Amount has been paid, this rider will terminate. The Critical Illness Benefit Amount is an amount that is separate from the death benefit and may be used for any purpose. The charge for this rider is deducted each month from the Policy Value. Deductions for the rider charge will impact your cash surrender value under the policy. We will treat the monthly charges for the Critical Illness Rider as distributions from your life insurance policy for Federal tax purposes. In addition, please note that there is a risk that benefits received by certain third-party owners under this rider may have adverse tax consequence.

The Critical Illness Benefit Amount is determined at issue, shown in the policy specifications, and equal to your election of either 10% or 25% of the Total Face Amount, subject to a $250,000 maximum. Once issued, you cannot change your Critical Illness Benefit Amount. However, any policy change that results in a reduction in the Total Face Amount will reduce your Critical Illness Benefit Amount proportionally.
Example: Assume that you have chosen a Total Face Amount of $1,000,000 and a Critical Illness Benefit Percent of 10%. Assuming the Total Face Amount was never thereafter reduced, the Critical Illness Benefit Amount is $1,000,000 x 10% = $100,000. If you qualify and submit a claim prior to the insured person’s date of death, this rider will pay the $100,000 as a one-time lump sum amount. However, that payment will not cause a reduction in any death benefit paid upon the insured person’s death.
If there is a reduction in the Total Face Amount, the new Critical Illness Benefit Amount will be equal to the lesser of (a) and (b), where:
(a) is the Critical Illness Benefit Percent, shown in the policy specifications, multiplied by the Total Face Amount immediately after reduction of the Total Face Amount; and
(b) is the Critical Illness Benefit Amount immediately before the reduction in Total Face Amount.
Any increases to the Total Face Amount will not result in a recalculation of the Critical Illness Benefit Amount.
Benefits under this rider do not reduce the Maximum Monthly Benefit Amount that is calculated under the Long- Term Care Benefit Rider.
Benefits paid under this rider do not provide or pay for the cost of medical care and are meant to be supplemental to health insurance that does pay for such costs. This rider is not a substitute for health insurance coverage, nor does it provide for supplemental coverage to Medicare. The benefits provided by this rider may not be coordinated with benefits provided by other coverage. Please review the benefits provided by this rider carefully to avoid possible duplication of coverage.
When this rider terminates, no further Rider Charge will be due and no Critical Illness Benefit Amount will be available.
• Disability Payment of Specified Premium Rider. This rider is designed to pay an amount of premium, referred to as the Specified Premium, into the policy value each month during the life insured’s total disability. The Specified Premium is chosen at issue and shown in the policy specifications.
Total disability is a condition resulting from accidental bodily injury or disease which leaves the insured person (1) incapable of performing the duties of employment or (2) with total and irrecoverable loss of sight of both eyes or use of both hands, both feet or one hand and one foot. Before we will pay Specified Premium, we must receive due proof of the insured person’s total disability, which must begin between the policy anniversaries nearest the insured person’s 5th and 65th birthdays and must be continuous for at least six months.
Pursuant to the terms and conditions of this rider, we will continue to pay Specified Premium until (1) the insured person’s total disability has ceased, (2) the insured person has died, (3) we have not received sufficient proof of continued total disability, or (4) the rider has terminated. However, if total disability begins on or after the policy anniversary nearest the insured person’s 60th birthday, we will cease to pay Specified Premium on the earliest of the dates provided above and the day before the policy anniversary nearest the insured person’s 65th birthday.
Example: Assume that you have chosen a monthly Specified Premium amount of $1,000 and there has not been any change in benefits since your policy was issued. If you qualify for and receive such Specified Premium payments for a 5-year period prior to the insured person’s date of death, the total cumulative amount of premiums we will pay into the policy pursuant to this rider will be 60 months (i.e., 5 years) x $1,000 = $60,000. However, the amount of any death benefit paid upon the insured person’s death will not be reduced as a result of these payments under the rider.
We will not pay the Specified Premium under this rider if: (1) the total disability results from an intentional, self- inflicted injury or service in the armed forces; or (2) the total disability begins within 2 years after the rider’s Issue Date and results from an injury sustained or a disease contracted before the rider’s issue date.
The Specified Premium may be reduced in the event of a reduction in Total Face Amount or a change in any rider benefits. We will notify you of any such reduction in the Specified Premium.

This rider will terminate at the earliest of (a) the date your policy terminates, (b) the date you request in writing to terminate this rider, or (c) the date of death of the insured person. However, if total disability begins on or after the policy anniversary nearest the insured person’s 60th birthday, the rider will terminate on the earliest of the dates provided above and the policy anniversary nearest the insured person’s 65th birthday.
The Specified Premium paid under this rider may not be sufficient to maintain the policy in force to Age 121. Therefore, you may be required to pay premiums during the period of continuous total disability in order to maintain the policy in force.
• Long-Term Care Rider. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least two activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider. The decision to add this rider must be made at issuance of the policy. If you elect this rider, you will also have an option to apply to have a portion of the policy’s death benefit advanced to you in the event of terminal illness. Please note that there is a significant risk that ownership of a policy with this rider by anyone other than the insured will cause adverse tax consequences.
Benefits under the Long-Term Care Rider will not begin until we receive proof that the insured person qualifies and has received “qualified long-term care service,” while the policy was in force. You must continue to submit evidence during the insured person’s lifetime of the insured person’s eligibility for rider benefits.
There is a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the “Maximum Monthly Benefit Amount,” is equal to the amount of the death benefit that may be accelerated under the rider (as of the day the insured qualifies for benefits) multiplied by the Monthly Acceleration Percentage, which is the percentage of the death benefit you can accelerate each month. The Monthly Acceleration Percentage must be elected when you apply for the policy and is stated in your policy specifications. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit Amount, for each day of qualified long-term care service in a calendar month, as described in the rider. We will recalculate the Maximum Monthly Benefit Amount if you make a withdrawal of policy value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross advance is $2,000, then the net advance would be $1,800 = $2,000 X (1 - ($10,000/ $100,000)). As a result of the advance, the indebtedness will be reduced by $200.
Example: Assume that your policy has a Total Face Amount of $1,000,000 and you have elected a Monthly Acceleration Percentage of 2%. The rider’s Monthly Benefit Amount is $1,000,000 x 2% = $20,000. In such a case, if the monthly benefit has been paid for 24 months prior to the insured person’s date of death, the total cumulative rider benefit paid will be 24 months x $20,000 = $480,000, then the amount of any death benefit we pay will be reduced by $480,000 and the death benefit paid would be $520,000.
We restrict your policy value’s exposure to market risk when benefits are paid under the Long-Term Care Rider. We do this in several ways. First, before we begin paying any Monthly Benefit, we will transfer all policy value from the variable investment accounts and the indexed accounts (upon segment maturity date) to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to a variable investment account or an indexed account while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.
If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments in or transfer existing policy value to the variable investment accounts and the indexed accounts. (The restriction on transfers from the fixed account will continue to apply.) Benefits under this rider do not reduce the No-Lapse Guarantee Premium requirements that may be necessary for the No-Lapse Guarantee to remain in effect after a termination of rider benefits.
Finally, please note that there is a significant risk that ownership of a policy with this rider by anyone other than the insured person will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the estate of the insured person for purposes of Federal estate tax.

• Long-Term Care Rider 2018. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least two activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain Qualified Long-Term Care Services defined in the rider. The decision to add this rider must be made at issuance of the policy.
There is a significant risk that ownership of a policy with this rider by anyone other than the insured person will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the estate of the insured person for purposes of Federal estate tax.
The maximum amount of death benefit that may be accelerated under this rider is the Accelerated Benefit Pool, which is equal to a percentage of the Total Face Amount at Issue. You can choose to accelerate between 1% and 100% of your death benefit.
Each advance payment under the rider reduces the remaining death benefit under your policy and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross advance is $2,000, then the net advance would be $1,800 = $2,000 X (1 - ($10,000/$100,000)). As a result of the advance, the indebtedness will be reduced by $200.
When the insured person qualifies for benefits under this rider, we will determine the Maximum Monthly Benefit Amount, which is the portion of the Accelerated Benefit Pool that you can accelerate each month to pay for Qualified Long-Term Care Services. The Maximum Monthly Benefit Amount is equal to the Accelerated Benefit Pool multiplied by the Monthly Acceleration Percentage. You can choose a Monthly Acceleration Percentage which is equal to 1%, 2% or 4%. The Monthly Acceleration Percentage must be selected when you apply for the policy and cannot be changed. We will recalculate the Maximum Monthly Benefit Amount and the Accelerated Benefit Pool if you make a withdrawal of policy value, and for other events described in the rider.
Example: Assume that your policy has a Total Face Amount of $1,000,000 and you have elected an Accelerated Benefit Pool equal to 50% of your Total Face Amount at Issue and a Monthly Acceleration Percentage of 2%. The rider’s Monthly Benefit Amount is $1,000,000 x 50% x 2% = $10,000. In such a case, if the monthly benefit has been paid for 24 months prior to the insured person’s date of death, the total cumulative rider benefit paid will be 24 months x $10,000 = $240,000, then the amount of any death benefit we pay will be reduced by $240,000 and the death benefit paid would be $760,000.
Rider benefits may also be used to pay for Stay at Home Services. At the time we receive Receipts for Stay at Home Services, we will determine the Stay at Home Lifetime Benefit Amount, which is the maximum amount that you can accelerate from the Accelerated Benefit Pool over the life of the policy to pay for Stay at Home Services. The Stay at Home Lifetime Benefit Amount is set equal to the Maximum Monthly Benefit Amount (as described above) in effect on the date you submit Receipts for Stay at Home Services. Stay at Home Services and Receipts for Stay at Home Services are defined in the rider.
Once the Accelerated Benefit Pool is exhausted, the rider will terminate and you will no longer receive advance payments pursuant to the rider.
We restrict your policy value’s exposure to market risk when benefits are being paid under this rider. We do this in several ways. First, before we begin paying any benefits under this rider, we will transfer all policy value from the variable investment accounts and the indexed accounts (upon segment maturity date) to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to a variable investment account or an indexed account while rider benefits are being paid. Your participation in any of the automatic investment plans will also be suspended during this period.
If the insured person no longer qualifies to receive periodic advance payments and your policy remains in force, you will be permitted to invest new premium payments in or transfer existing policy value to the variable investment accounts and the indexed accounts. (The restriction on transfers from the fixed account will continue to apply.)
Finally, benefits paid under this rider do not reduce the No-Lapse Guarantee Premium requirements that may be necessary for the No-Lapse Guarantee to remain in effect after a termination of rider benefits.
• Return of Premium Death Benefit Rider. You may elect to have your policy issued with an optional Return of Premium Death Benefit Rider. This rider provides an additional death benefit payable upon the death of the insured person. The Return of Premium Death Benefit has an initial value equal to your initial premium times the “Percentage of Premium” you select

(which may range between 0% and 100%). We show the Percentage of Premium you select in the policy specifications page. This benefit is only available to you if you elect death benefit Option 1. It may not be used in conjunction with the Disability Payment of Specified Premium or the Long-Term Care Rider.
Example: Assume that you have chosen a Return of Premium Benefit of 100% of premiums paid to the insured person's age 121, and the annual premium amount is $10,000. If you pay that premium for 40 years prior to the date of the insured person’s death, the rider will increase the death benefit paid by $400,000 [40 years x $10,000].
• Cash Value Enhancement Rider. Your policy may be issued with the Cash Value Enhancement Rider. The decision to add this rider to your policy must be made at issuance of the policy and, once made, is irrevocable for the 10 year duration of the rider period. There is a charge for this rider equal to 3% of premium paid in years 1 to 10. The benefit of this rider is that the cash surrender value of your policy is enhanced during the first 10 policy years. The benefit will apply only in determining the cash surrender value on a full surrender, under the default provision of the policy, and when determining the minimum death benefit as described below.
While this rider is in effect the cash surrender value is equal to the policy value less surrender charge plus the Cash Value Enhancement Benefit. The Cash Value Enhancement Benefit is an amount equal to (a) plus (b), where:
(a) is the surrender charge that would otherwise be payable multiplied by the Cash Value Enhancement Factor for the applicable policy year; and
(b) is the sum of all premium paid to date net of any withdrawals, with the result multiplied by the Cumulative Premium Factor for the applicable policy year.
The Cash Value Enhancement Factors and the Cumulative Premium Factors are shown in the tables below.
Policy Year	Cash Value Enhancement Waiver Percentage
1	85%
2	60%
3	30%
4	15%
5	15%
6+	0%

Policy Year	Cumulative Premium Factor
1	6%
2	5%
3	3%
4	3%
5	3%
6	3%
7	3%
8	3%
9	2%
10	1%
11+	0%
While this rider is in effect, the greater of the policy value and the enhanced cash surrender value is used in the determination of the minimum death benefit.
Example: Assume that your policy value at the end of year 5 is $100,000, that the applicable surrender charge at that time is $40,000, that $80,000 in premium has been paid into the policy to date, and that there is no policy debt. The Cash Value Enhancement Benefit under this rider at the end of year 5 would be $8,400 [i.e., 15% of $40,000 plus 3% of $80,000]. If you fully surrendered the policy at the end of year 5, the surrender proceeds paid would be $100,000 - $40,000 + $8,400 = $68,400. This rider does not, however, increase the amount of any death benefit that is payable upon the insured person’s death.

• Overloan Protection Rider. This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the number of years the policy has been in force, the attained age of the life insured, the death benefit option elected and the tax status of the policy.
Example: Assume that your policy’s death benefit is $1,000,000 and that you have taken loans of $100,000 per year in policy years 30 through 35 which would cause the policy to then lapse in policy year 40 if further premiums are not paid. Assume also that, at the end of year 35, you exercise the Overloan Protection Rider and pay the one-time rider charge. The policy would then remain in force after policy year 40 without any further premium payments, and the death benefit paid upon the insured person’s death would remain $1,000,000 less the amount of the policy debt at the date of death.
When the Overloan Protection Benefit in this rider is invoked, all values in the variable investment accounts and the indexed accounts (upon segment maturity) are transferred to the fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at a rate that will not exceed the overloan protection maximum rate set forth in the policy, and the policy’s loan account will continue to be credited with the policy’s overloan protection loan interest credited rate set forth in the policy. Any applicable No-Lapse Guarantee under the policy no longer applies, and any supplementary benefit rider requiring a monthly deduction will automatically be terminated.
When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could assert that the policy has been effectively terminated and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. You should consult a tax adviser as to the risks associated with the Overloan Protection Rider.
• Accelerated Benefit Rider. This rider allows you to make a one-time request to accelerate a portion of your death benefit should the insured person become terminally ill and have a life expectancy of one year or less.
Before we can pay the benefit amount under this rider, the following conditions must be met: (1) you must provide us with written evidence satisfactory to us that that the insured person is terminally ill and has a life expectancy of one year or less, (2) we must receive a written consent of any assignee or any irrevocable beneficiary under the policy and (3) you must claim the benefit voluntarily and not as a way to satisfy a creditor’s claim or for government benefits.
If you satisfy the above conditions, we will pay you up to 50% of the eligible death benefit, up to a maximum of $1,000,000 on the insured person. You will receive your payment in one lump sum. You cannot make another claim under this rider after we have paid the benefit. We will not make a payment if it would be less than $10,000. If more than one policy owner makes a claim, we will pay the benefit in proportion to the amount of eligible death benefit each has on the insured person.
Example: Assume that your policy’s eligible death benefit is $1,000,000 and that you qualify for an accelerated benefit under this rider. If you elect to take the maximum accelerated benefit of 50%, the amount of such rider benefit will be $1,000,000 x 50% = $500,000. If you submit the claim prior to the insured person’s date of death you will receive the $500,000 as a one-time lump sum amount, then the amount of any death benefit that is paid will be reduced by $500,000 plus interest and the death benefit paid will be $500,000 less applicable interest.
Payment of the benefit amount will reduce your death benefit, cash value or loan value under your policy. You should consult your tax adviser and social service agencies before you decide to receive the benefit under this rider. This rider is only available with policies that are individually owned.
• Healthy Engagement Core Rider. Our Healthy Engagement Core Rider provides the insured person with the opportunity to participate in our Healthy Engagement Core program. This program is designed to help improve the longevity of the insured person by educating and motivating the insured person to develop and maintain a healthy lifestyle.
By participating in this program, the insured person may receive discounts on certain goods and services, educational resources, tools, or other items that are designed to encourage learning and participation in heathy activities (the “Program Rewards”). In no event will John Hancock USA use any medical or other information about the insured person, after the issue date, under the program to change a risk classification or as the sole basis to deny a request for reinstatement.
John Hancock USA reserves the right to amend aspects of the program from time to time, including the Program Rewards. The program may be administered by us or through an affiliated or unaffiliated company designated by us. John Hancock USA may designate or replace any such company at any time.

Participation in the program is voluntary and, while there are no policy level fees associated with this rider, there may be costs associated with participating in the program that will not be reimbursed by us. Examples of such costs include, but are not limited to, health coverage co-pays, health club fees, athletic event registration fees, health equipment, health monitoring devices, athletic attire, and online access fees. Participation in the program does not provide you with the opportunity to add credits to your policy nor will it affect your policy values.
In order to participate in this program, the insured person must have attained Age 20. An insured person may not participate in this program if the Healthy Engagement Rider under the policy has been elected. An insured person may elect to discontinue participation in the program at any time by written notice to us. If your policy terminates for any reason, the program will also terminate. An insured person may obtain current information about the program by visiting http://www.JohnHancockVitality.com/ or by calling 1(800)-387-2747.
• Accelerated Death Benefit for Chronic Illness Rider. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person is unable to perform at least two activities of daily living without substantial human assistance or has a severe cognitive impairment. The decision to add this rider must be made at issuance of the policy.
The maximum amount of death benefit that may be accelerated under this rider is the lesser of 75% of the policy’s death benefit at the time of first acceleration or $1,000,000. Accelerations may be requested no more frequently than once every 12 months, until the maximum amount has been accelerated. Each acceleration under the rider reduces the remaining death benefit under your policy and causes a proportionate reduction in your policy value. Payments under this rider are restricted to the annualized IRS per diem limit under IRC Section 7702B. If the acceleration requested would result in a payment greater than the annualized IRS per diem limit, then the accelerated benefit amount will be reduced accordingly.
Example: Assume that your policy has a death benefit of $100,000 at the time that you request your first acceleration under this rider. If you elect to take the maximum accelerated benefit of 75%, the amount of such rider benefit will be $100,000 x 75% = $75,000. If you submit the claim prior to the insured person’s date of death, you will receive $75,000, less actuarially-determined amounts to compensate us for (a) a portion of the policy’s monthly deductions that otherwise would have been payable based on the insured person’s life expectancy and (b) our cost (in the form of discounted interest) of making the payment sooner than we otherwise would, based on the insured person’s life expectancy. The policy’s death benefit will be reduced by $75,000.
If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross acceleration is $75,000, then the indebtedness will be reduced by $7,500 = $10,000 x ($75,000/$100,000).

Taxes
Tax Consequences of Owning a Policy
Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. This material does not constitute tax or legal advice and neither John Hancock USA nor any of its agents, employees or registered representatives are in the business of offering such advice.
Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do distribute any amount of your policy value, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Distributions for tax purposes include amounts received upon surrender or partial withdrawals and may include the charges for certain supplementary benefit riders as described below. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. Amounts you borrow are generally not taxable to you. If you use policy value to pay down a policy loan, the amount so applied will be treated as a distribution.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part.
Some of the tax rules change if your policy becomes a “modified endowment contract.” This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans.
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. We will monitor compliance with these standards. If we determine that a policy does not satisfy the definition of life insurance under section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals and reductions in face amount that result in a distribution that is required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 72(e) of the Code. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Tax Consequences of Electing Certain Supplementary Benefit Riders
Long-Term Care Riders. If you have elected a Long-Term Care Rider or the Long-Term Care Rider 2018, monthly deductions from policy value to pay the rider charges will reduce your investment in the contract but will not be included in income even if you have recovered all of your investment in the contract.
In addition, if you have elected a long-term care rider, the rider’s benefits generally will be excludible from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Code. The riders are intended to meet these standards.
We caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the insured person’s estate for purposes of the Federal estate tax. A policy with a long-term care rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.
Critical Illness Benefit Rider. If you have elected the Critical Illness Benefit Rider, we will treat the monthly charges for the rider as distributions from your life insurance policy for federal income tax purposes. Therefore, such charges may be includible in your taxable income if your policy is a modified endowment contract or if your investment in the contract has been reduced to zero. We anticipate that benefits paid under the Critical Illness Benefit Rider will generally be excludible from gross income under Code section 104(a)(3). However, the benefits may not qualify for this exclusion with certain third-party ownership arrangements. You should consult your tax adviser as to the income tax consequences to you.
Cash Value Enhancement Rider. If you have elected the Cash Value Enhancement Rider, we will not treat the rider charge as a distribution from your life insurance policy for federal income tax purposes, however, such charge will reduce your investment in the policy.
Healthy Engagement Rider. If you have elected the Healthy Engagement Rider, we will treat the monthly charges for the rider as distributions from your life insurance policy for federal income tax purposes. Therefore, such charges may be includible in your taxable income if your policy is a modified endowment contract or if your investment in the contract has been reduced to zero.
For tax purposes, certain aspects of the Healthy Engagement Rider, such as gift cards and other cash equivalents, could be includible in your taxable income. We expect to report to the Internal Revenue Service only those benefits we believe are taxable income. Taxable benefits will be reported to the Internal Revenue Service by us only if the value of such benefits received in a year is $600 or more. We do not expect that we will be required to report any free or discounted services or products that are available to the insured person under the Healthy Engagement Rider to the Internal Revenue Service on Form 1099. Nevertheless, you should consult your tax adviser as to the income tax consequences to you. Amounts that we do not report may nonetheless be includible in your taxable income.
Healthy Engagement Core Rider We do not expect that we will be required to report any free or discounted services or products that are available to the insured person under the Healthy Engagement Core Rider to the Internal Revenue Service on Form 1099. Nevertheless, you should consult your tax adviser as to the income tax consequences to you.
Accelerated Benefit Rider. If you have elected the Accelerated Benefit Rider, we intend for the rider’s benefits to be excludible from gross income under Section 101 of the Code. Nevertheless, you should consult your tax adviser as to the income tax consequences to you.

Accelerated Death Benefit for Chronic Illness Rider. If you have elected the Accelerated Death Benefit for Chronic Illness Rider, the rider’s benefits generally will be excludible from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101(g) of the Code. This rider is intended to meet these standards. However, there are circumstances when the rider benefit payment may be included in gross income. For example, this can happen if more than one payee received payments with respect to the same insured. You should seek additional information from your tax advisor before making a claim under this rider.
Effect on the Company’s Taxes
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Principal Risks of Investing in the Policy
Lapse Risk
If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e., “lapse”). For example, this can happen because you haven’t paid enough premium, because the performance of the variable investment or general account options you’ve chosen has been poor, because the performance of the S&P 500 has been poor or because of a combination of all factors. Since withdrawals and policy charges reduce your policy value, these also increase the risk of lapse. Policy loans also increase the risk of lapse. There is no guarantee that your policy will not lapse even if you pay your planned premium.
Investment Risk/Risk of Loss
The policy offers a number of variable investment accounts, as listed in the APPENDIX. The investment performance of any variable investment account may be good or bad, and you may lose money on amounts you invest in a policy. Your policy value will increase or decrease based on the investment performance of the variable investment accounts you’ve chosen. The variable investment accounts cover a broad spectrum of investment styles and strategies, some variable investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the portfolios. The death benefit may also increase or decrease with investment experience.
An investment in a policy is also subject to risks related to John Hancock USA, including that the obligations (including under the fixed account and indexed account options), guarantees, or benefits are subject to the claims-paying ability of John Hancock USA. Information about John Hancock USA, including its financial strength ratings, is available upon request from your John Hancock USA representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-827-4546.
Risks Associated with Indexed Accounts
The index segment interest credit will vary based upon the performance of the S&P 500 (excluding dividends) subject to the application of the participation rate, the segment cap rate and the guaranteed segment floor rate (“indexed account parameters”). You bear the risk that performance of the S&P 500 may result in index segment interest credits that are low enough to require you to increase your premium payments in order to keep your policy in force. This risk is increased when policy value is allocated to the High Capped Indexed Account, which has an Indexed Performance Charge; when the index segment interest credit for a segment of the High Capped Indexed Account is less than the annualized Indexed Performance Charge, the effective annual return on the portion of the policy value in that segment will be negative.
It is within our discretion to set the segment cap rate and participation rate for any new segment term, subject to their respective guaranteed rates. If we reduce the segment cap rate or the participation rate for future segment terms, the amount of index segment interest credit which you may have otherwise received would be reduced and you may need to increase your premium payments in order to keep your policy in force. If the S&P 500 on the segment maturity date has increased from the segment initiation date by a percentage that exceeds the segment cap rate for the segment term, the indexed segment interest credit applied to the indexed account for that segment will be limited to the segment cap rate.
Withdrawals from an indexed account will reduce the amount of any index segment interest credit for any impacted segment, as we will not credit any interest on any amount that does not remain in the segment for its full term. If a policy terminates before a segment maturity date due to death of the insured, surrender of the net cash surrender value or insufficient premium, no index segment interest credit will be applied for that segment.
Transfer Risk
There is a risk that you will not be able to transfer your policy value from one variable investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment accounts. If you purchase certain supplementary benefit riders you will be subject to special transfer restrictions. Transfers from an indexed account to any other account can only be made on a segment maturity date.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long term investors.
Early Surrender or Withdrawal Risk/Not a Short-Term Investment
This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. There are surrender charges assessed if you surrender your policy in the first fifteen policy years. Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you. Upon surrender or withdrawal, we will not apply index segment interest credits to any amounts taken from segments which have not reached their segment maturity date.
Tax Risks
In order for you to receive the tax benefits extended to life insurance under the Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring, which can have adverse tax consequences. If the policy were determined not to qualify as life insurance under the Code, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “tax-deferred inside build-up” that is a major benefit of life insurance.
There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy with a loan outstanding would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Tax consequences of ownership or receipt of policy proceeds (including surrender or withdrawal proceeds) under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.
There are tax risks associated with the election of certain supplementary benefit riders (see “Tax Consequences of Electing Certain Supplementary Benefit Riders”).
Additional Information Regarding the Policy
Charges
Under the policies, we deduct the charges discussed immediately below under “Deductions from premium payments” and “Deductions from policy value.” Although the Fee Table in this prospectus provides disclosure about the maximum rates we are permitted to charge, we currently deduct some of the charges at less than those maximum rates. As a general matter, however, we also are permitted to increase or decrease the rate at which we are deducting any charge, provided that the rate can never exceed the maximum set forth in your policy (including in any applicable supplementary benefit rider) and as disclosed in the Fee Table. By contacting the John Hancock USA Service Office or your John Hancock USA representative at any time, you can obtain information about the then-current rate of any charges that are applicable to your particular circumstances and/or obtain a personalized illustration that will demonstrate the manner in which those specific current charges impact the values under your policy.
Deductions from premium payments.
Premium charge. A charge to help defray our sales costs and related taxes A maximum premium charge of 7% is deducted from all premiums paid in policy years 1-20. A maximum premium charge of 2% is deducted from all premiums paid in policy years 21 and thereafter. We will stop accepting premium payments at and after the insured person reaches age 121.

Deductions from policy value.
Administrative charge. A monthly charge to help cover our administrative costs. This is a flat dollar charge of $20 per month that will cease at and after the insured person reaches age 121.
Base Face Amount charge. A monthly charge for a minimum duration of 15 years and maximum duration of 55 years, which primarily helps cover sales costs. To determine the charge we multiply the amount of Base Face Amount at issue by a rate that varies by the insured person’s sex, age and risk classification at issue.
Supplemental Face Amount charge. A monthly charge for a minimum duration of 15 years and maximum duration of 55 years, which primarily helps cover sales costs. To determine the charge we multiply the greater of the amount of Supplemental Face Amount at issue and the current amount of Supplemental Face Amount by a rate that varies by the insured person’s sex, age and risk classification at issue.
Cost of insurance charge. A monthly charge for the cost of insurance. Cost of insurance charges will cease at and after the insured person reaches age 121. To determine the charge, we multiply the NAR by a cost of insurance rate. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates, and the current rates will never be more than the maximum rates shown in the policy. The amount that we are at risk is affected by the death benefit option selected (Option 1 vs. Option 2), the death benefit amount (including any minimum death benefit) and the policy value, which is affected by, among other things, premium payments, investment performance and charges. The cost of insurance rates we use will depend on a number of factors, including the insured person’s age at issue, the insurance risk characteristics and (usually) sex of the insured person person, and the length of time the policy has been in effect. The cost of insurance rate generally increases each year that you own your policy, as the insured person's age increases.
Asset-based risk charge. A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to variable investment accounts. This charge does not apply to the current fixed account or the indexed accounts. We do not currently impose this charge but reserve the right to do so in the policy. Any charge would cease when the insured person reaches age 121.
Indexed Performance charge. A monthly charge to fund the higher segment cap rate for the High Capped Indexed Account. The charge is a percentage of that portion of your policy value allocated to the High Capped Indexed Account. This charge does not apply to any other indexed account, the fixed account, or the variable investment accounts.
Supplementary benefit rider charges. A charge for any supplementary insurance benefits added to the policy by means of a rider. Maximum Charges for the various riders are shown in the Fee Table above under “Transaction Fees” or “Periodic Charges Other than Annual Portfolio Expenses,” as appropriate. These charges are also specified in the rider’s provisions or the policy specifications. The charges that we currently apply to the Critical Illness Benefit Rider, the Return of Premium Death Benefit Rider and for some policies the Accelerated Benefit Rider are less than the maximum charges and are subject to change; however, the current charges will never be more than the maximum charges shown. You can obtain information about the specific charges applicable to you from your John Hancock USA representative.
Loan interest charge. We will charge interest on any amount you borrow from your policy. The interest charged on any loan is an effective annual rate of 3.25% in the first ten policy years and 2.25% thereafter.
Transfer fee. We currently do not impose a fee upon transfers of policy value among the variable investment accounts, but reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which would be 12 or more) to compensate us for the costs of processing these transfers.
Surrender charge. A charge we deduct if the policy lapses or is surrendered . We deduct this charge to compensate us primarily for sales expenses that we would otherwise not recover in the event of early lapse or a surrender.
The surrender charge amount is determined by a formula that is set out in your policy and is impacted by the insured person's age, sex, risk classification, Base Face Amount and policy duration. Under the formula, the surrender charge initially is a dollar amount that is set forth in the policy specifications and that decreases each month until it becomes zero at the end of the fifteenth policy year.

Charges at the portfolio level. The portfolios must pay investment management fees and other operating expenses from portfolio assets. These fees and expenses are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any variable investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year. See APPENDIX.
Additional Information About How Certain Policy Charges Work
The premium, surrender and Base Face Amount charges help to compensate us for the cost of selling our policies. The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium, surrender and Base Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources. We also may make a profit from any charge and can use any such profits to defray any of our expenses under the policies or for any other proper corporate purpose.
Unless we agree otherwise or you do not have sufficient funds in any fixed account, indexed account or variable investment accounts, we deduct the monthly deductions from your policy’s variable investment accounts, the indexed accounts and any fixed account in proportion to the amount of policy value you have in each of those accounts.
Other Charges We Could Impose in the Future
Except for a portion of the premium charge, we currently make no specific charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Separate Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected accounts. However, we expect that no such charge will be necessary.
Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.
Our right to increase any charge up to the maximum rate shown in the policy specifications applies to then outstanding policies, as well as to policies issued after the increase.
Commissions Paid to Dealers
We pay compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker- dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. The compensation paid to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 138% of target premium paid in the first policy year, and 8% of target premium paid in years 2-10. Compensation paid on any premium in excess of target premium will not exceed 10% in any year. If a broker-dealer chooses a compensation option that includes commissions equal to a percentage of a policy’s value, that percentage will not exceed 0.5% of the prior year-end policy value. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.
To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information (the “SAI”).
Lapse and Reinstatement
Lapse. Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. See “Premium Due Dates” above.
Reinstatement. By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:
a) You must provide to us evidence of the insured person’s insurability that is satisfactory to us; and
b) You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force for at least the next three policy months.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any net premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.
Generally, the suicide exclusion and incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.
Variations
Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy, and certain riders and options may not be available due to state insurance laws or restrictions in the state in which the policy is issued. A general summary of material state variations to the statements made in this prospectus is included below. Specific variations from the information appearing in this prospectus which are required due to insurance laws and regulations are contained in your policy, or in riders or endorsements attached to your policy. You should refer to your policy for these state specific features.
MATERIAL STATE VARIATIONS
Policy Provisions	States with Variation	Description of Variations
Free Look (amount of refund)	AK, AL, AR, AZ, CT, DC, DE, GA, HI, IA, ID, IL, IN, KS, KY, LA, MA, MD, ME, MI, MN, MO, MS, MT, NC, ND, NE NH, NJ, NM, NV, OH, OK, OR, PA, RI, SC, TN, TX, UT, VA, VT, WA, WV and WY	Return of premium
	CA, SD	Policy value at time of return plus charges deducted

MATERIAL STATE VARIATIONS
Policy Provisions	States with Variation	Description of Variations
Free Look (duration)
NOTE: Unless otherwise stated in the
columns to the right, the free-look period
duration is 30 days if your policy is a
replacement for another policy and 10 days
in all other cases.
	CA	30 days (age 60 + non-replacement
	CO	15 days (non-replacement)
	DE	20 days (replacement)
	FL	14 days (non-replacement and replacement)
	ND	20 days (non-replacement and replacement)
	GU, SD	10 days (replacement)
Accelerated Benefit Rider	WA	For riders issued before July 18, 2022, condition of payment is based in part on the life insured person having a life expectancy of two years or less.
Critical Illness Benefit Rider	CT, GA, GU, ID, KS, MA, MS, MO, NH, NJ, OH, PA, PR, TN, VA, and WA	Not available
Disability Payment of Specified Premium Rider	IN	Total disability must begin between policy anniversary nearest the insured person’s 20th and 65th birthdays.
Healthy Engagement Rider	GU, PR	Not available
Healthy Engagement Core Rider	GU, PR	Not available
Long Term Care Rider 2018	CA, PR	Not available
Return of Premium Death Benefit Rider	GU	Not available
Accelerated Death Benefit for Chronic Illness Rider	CA	Not available
We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies, subject to the maximum charges described in this prospectus. For example, with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us, we may offer the policies with reduced charges or with additional or enhanced features or benefits. We will make these programs available in accordance with our established administrative procedures in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for such a program are: (i) the nature of the association and its organizational framework; (ii) the method by which sales will be made to the members of the class; (iii) the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; (iv) the anticipated lapse and surrender rates of the policies; (v) the size of the class of associated individuals and the number of years it has been in existence; (vi) the aggregate amount of premiums paid; and (vii) any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges or feature or benefit enhancement will be reasonable and will apply uniformly to all prospective policy investors in the class and will not unfairly discriminate against any owner.
Policy or Separate Account Changes
We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.
In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:
• Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

• Adding or removing fixed accounts, indexed accounts or variable investment accounts
• Combining variable investment accounts
• Closing the variable investment accounts or indexed accounts to new allocations or transfers
• Changes in the form of organization of any separate account
Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.
We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Separate Account to another separate account or subaccount, (2) to deregister the Separate Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.
When We Pay Policy Proceeds
We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). You may choose to receive proceeds from the policy as a single sum. If we do not have information about the desired manner of payment within seven days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out terms of the option in full. Please contact our Service Office for more information.
We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.
We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment account if (1) the NYSE is closed (other than customary weekend and holiday closings) or trading on the New NYSE is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the variable investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.
State laws allow us to defer payment of any portion of the net cash surrender value derived from the fixed account and indexed accounts for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.
Coverage at and After Age 121
Provided the policy is in force at and after the life insured's age 121:
• We will stop accepting any premium payments.

• We will no longer take monthly deductions for charges identified in the Fee Table of this prospectus.
• We will continue to credit interest to a fixed account and the indexed accounts.
• We will continue to charge and credit loan interest on any outstanding loan.
• We will continue to accept loan repayments on existing loans.
• We will allow new segments to be created.
• We will no longer apply the policy credit to the policy value.
• We will not allow any withdrawals.
• We will continue to allow any new loans.

General Description Of Registrant, Depositor And Portfolios
Depositor
Your policy is issued by John Hancock Life Insurance Company (U.S.A.), 200 Berkeley St., Boston, MA 02116.
Registrant
The “registrant” of the policies with the SEC is the John Hancock Life Insurance Company (U.S.A.) Separate Account A, a separate account operated by us under Michigan law (the “Separate Account”). Each subaccount of the Separate Account invests its assets in one of the portfolios shown in the APPENDIX.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any obligations of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets. All obligations under the policies (including under any fixed or indexed account options), guarantees, or benefits are obligations of John Hancock USA and are subject to its claims paying ability.
We normally compute policy values for each business day as of the close of the NYSE on that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the SEC and applicable regulations. Over time, the amount you’ve invested in any variable investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding portfolio and had reinvested all of that portfolio’s dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Charges at the portfolio level.” For certain policy years, we also will apply a policy credit to your policy value.
Portfolios
Information regarding each portfolio, including (i) its name; (ii) its investment objective; (iii) its investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in the APPENDIX to this prospectus. Each portfolio has issued a prospectus that contains more detailed information about the portfolio. You can obtain the prospectus (hard copy or electronic) and additional information about any portfolio, at the addresses or phone number set forth in the first paragraph of the APPENDIX. On each business day, shares of each series are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the NYSE is open for trading.
We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid. We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.
Voting Portfolio Shares
We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares and other shares for which we receive no instructions) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in separate accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote. The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.
We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions.
We determine the number of a portfolio’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s variable investment account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote.
Legal Proceedings
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.
Financial Statements
The financial statements of the Separate Account, as well as the consolidated financial statements of John Hancock USA are in the SAI. The financial statements of John Hancock USA have relevance for the policies only to the extent that they bear upon its ability to meet its obligations under the policies. You may request an SAI by contacting our Service Office at a phone number or address shown on the back cover of this prospectus.

Appendix: Portfolios Available Under The Policy
The following is a list of portfolios available under the policies. More information about the portfolios is available in the prospectuses for the portfolios, which may be amended from time to time. You can request this information at no cost by calling 1-800-732-5543 or by sending an email request to webmail@jhancock.com.
The current expenses and performance information below reflect fees and expenses of the portfolios, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22) (%)
			1-Year	5-Year	10-Year
To approximate the aggregate total return of a broad-based U.S. domestic equity market index.	500 Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.25%*	-18.31	9.15	12.28
To seek income and capital appreciation.	Active Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.66%*	-13.78	0.29	1.78
To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Asset Allocation Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.92%*	-13.76	4.94	7.71
To seek to provide long-term growth of capital.	American Global Growth Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	1.06%*	-25.05	6.65	9.74
To seek to provide growth of capital.	American Growth Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.96%*	-30.20	10.72	13.22
To seek to provide long-term growth of capital and income.	American Growth-Income Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.90%*	-16.78	7.43	11.14
To seek to provide long-term growth of capital.	American International Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	1.16%*	-21.11	-1.40	3.53
To provide long-term growth of capital. Current income is a secondary objective.	Blue Chip Growth Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.77%*	-38.05	5.22	11.76
Appendix-1
App Table #2

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22) (%)
			1-Year	5-Year	10-Year
To seek long-term growth of capital.	Capital Appreciation Trust - Series NAV John Hancock Variable Trust Advisers LLC/Jennison Associates LLC	0.76%	-37.59	8.29	12.97
To seek long-term capital appreciation.	Capital Appreciation Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.88%*	-11.87	8.85	10.66
To seek total return consisting of income and capital appreciation.	Core Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Allspring Global Investments, LLC	0.63%	-13.62	-0.15	0.95
To seek long-term growth of capital.	Disciplined Value International Trust - Series NAV John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	0.81%*	-4.75	1.25	3.62
To seek long-term capital appreciation.	Emerging Markets Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP	1.05%*	-11.63	-0.44	1.29
To provide substantial dividend income and also long-term growth of capital.	Equity Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.72%*	-3.38	6.98	9.75
To seek growth of capital.	Financial Industries Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.85%*	-13.61	5.27	9.45
To seek long-term growth of capital.	Fundamental All Cap Core Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.71%	-24.26	8.31	12.35
To seek long-term capital appreciation.	Fundamental Large Cap Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.72%*	-7.86	8.64	11.02
To seek long-term capital appreciation.	Global Equity Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.88%*	-14.81	1.84	5.49
Appendix-2
App Table #2

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22) (%)
			1-Year	5-Year	10-Year
To seek long-term capital appreciation.	Health Sciences Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.99%*	-13.02	9.81	15.15
To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.	High Yield Trust - Series NAV John Hancock Variable Trust Advisers LLC/Western Asset Management Company, LLC	0.79%*	-13.07	1.81	3.16
To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.	International Equity Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/SSGA Funds Management, Inc.	0.34%*	-16.16	0.83	3.63
To seek long-term capital appreciation.	International Small Company Trust - Series NAV John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP	1.02%	-18.17	-0.20	5.38
To provide a high level of current income consistent with the maintenance of principal and liquidity.	Investment Quality Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.70%*	-14.88	-0.01	1.16
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Lifestyle Balanced Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.63%	-15.36	3.32	5.32
To seek a high level of current income with some consideration given to growth of capital.	Lifestyle Conservative Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.65%*	-14.52	1.48	2.84
To seek long-term growth of capital. Current income is also a consideration.	Lifestyle Growth Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.62%	-15.99	4.46	6.94
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.	Lifestyle Moderate Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.64%*	-15.08	2.71	4.53
Appendix-3
App Table #2

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22) (%)
			1-Year	5-Year	10-Year
To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Balanced Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.75%	-14.98	1.32	3.94
To seek current income and growth of capital, while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Conservative Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.73%	-14.72	0.27	2.26
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Growth Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.78%	-14.79	1.19	4.26
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Moderate Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.75%	-14.89	1.28	3.73
To seek long-term growth of capital.	Mid Cap Growth Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.89%	-34.61	8.24	11.35
Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index.	Mid Cap Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.40%*	-13.39	6.30	10.37
To seek long-term capital appreciation.	Mid Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.94%*	-4.30	6.85	10.47
To obtain maximum current income consistent with preservation of principal and liquidity.	Money Market Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.28%*	1.34	1.05	0.60
To seek maximum total return, consistent with preservation of capital and prudent investment management.	Opportunistic Fixed Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.86%*	-10.96	0.75	0.84
Appendix-4
App Table #2

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22) (%)
			1-Year	5-Year	10-Year
To seek to achieve a combination of long- term capital appreciation and current income.	Real Estate Securities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.75%*	-28.45	4.39	6.67
To seek long-term growth of capital. Current income is incidental to the fund’s objective.	Science & Technology Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.99%*	-35.64	8.62	14.89
To seek income and capital appreciation.	Select Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.60%*	-14.16	0.11	1.18
To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.	Short Term Government Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.66%*	-6.43	-0.07	0.20
Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.	Small Cap Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.48%*	-20.63	3.78	8.73
To seek long-term capital appreciation.	Small Cap Opportunities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP and GW&K Investment Management, LLC	0.84%*	-10.03	7.03	9.79
To seek long-term capital appreciation.	Small Cap Stock Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	1.07%*	-31.13	6.72	9.76
To seek long-term capital appreciation.	Small Cap Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	1.00%*	-10.25	3.24	7.74
To seek long-term growth of capital.	Small Company Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	1.18%*	-18.70	3.60	8.18
To seek a high level of current income.	Strategic Income Opportunities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.72%*	-10.05	0.78	2.48
Appendix-5
App Table #2

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22) (%)
			1-Year	5-Year	10-Year
To seek to track the performance of the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”) (which represents the U.S. investment grade bond market).	Total Bond Market Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.25%*	-13.36	-0.27	0.81
Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index.	Total Stock Market Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.52%*	-20.34	8.08	11.46
The fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.	Ultra Short Term Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.61%*	-0.88	0.98	0.62

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22) (%)
			1-Year	5-Year	10-Year
The Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management.	PIMCO VIT All Asset Portfolio - Series M Pacific Investment Management Company LLC/Research Affiliates, LLC	1.84%	-12.12	2.91	2.94
To seek to provide capital appreciation.	TOPS® Aggressive Growth ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.54%	-15.88	4.86	7.90
To seek to provide income and capital appreciation.	TOPS® Balanced ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.55%	-11.15	2.93	4.29
To seek to preserve capital and provide moderate income and moderate capital appreciation.	TOPS® Conservative ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.58%	-8.85	2.46	2.93
To seek to provide capital appreciation.	TOPS® Growth ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.55%	-14.70	4.33	6.80
To seek to provide capital appreciation.	TOPS® Moderate Growth ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.55%	-12.90	3.77	5.54
* This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.
Appendix-6
App Table #2

JOHN HANCOCK USA SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 410 University Avenue, Suite #55979 Westwood, MA 02090	Life Post Issue John Hancock Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:
1-800-732-5543	1-617-572-1571
In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock USA and the Separate Account. The SAI is incorporated by reference into this prospectus and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained, without charge, by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.
Reports and other information about the Separate Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by submitting an electronic request to the following email address: publicinfo@sec.gov.
The Standard & Poor’s 500 Composite Stock Price Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Company. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Company. The indexed universal life insurance product issued by the policy is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product nor do they have any liability for any errors, omissions, or interruptions of the Standard & Poor’s 500 Composite Stock Price Index.
1940 Act File No. 811-4834—1933 Act File No. 333-254210
EDGAR Contract Identifier No. C000227597

Statement of Additional Information
dated May 1, 2023
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”) relating to the following variable life insurance and variable universal life insurance policies issued by John Hancock USA and providing for allocation of premiums and policy values to the John Hancock Life Insurance Company (U.S.A.) Separate Account A:
Name of Policy (and SEC EDGAR Identifier #)	Name of Policy (and SEC EDGAR Identifier #)
Accumulation SVUL (C000049287)	Majestic VCOLIX (C000070692)
Accumulation Survivorship Variable Universal Life 2020 (C000219141)	Majestic VULX (C000067661)
Accumulation Variable Universal Life (C000027512)	Protection SVUL (C000049286)
Accumulation Variable Universal Life 08 (C000069364)	Protection Variable Universal Life (C000027516)
Accumulation Variable Universal Life 2014 (C000141200)	Protection Variable Universal Life 09 (C000076060)
Accumulation Variable Universal Life 2019 (C000215816)	Protection Variable Universal Life 2012 (C000113133)
Accumulation Variable Universal Life 2021 (C000227597)	Protection Variable Universal Life 2017 (C000190824)
Accumulation Variable Universal Life 2021 Core (C000237559)	Protection Variable Universal Life 2021 (C000222896)
EPVUL (C000027511)	Protection Variable Universal Life 2023 (C000238482)
Majestic Accumulation Variable Universal Life 2019 (C000215817)	Simplified Life (C000142067)
Majestic Accumulation Variable Universal Life 2021 (C000227598)	SPVL (C000027514)
Majestic Performance Variable Universal Life (C000027517)	Survivorship VUL (C000027515)
Majestic Survivorship VULX (C000062401)	VUL Accumulator (C000027510)
Majestic Survivorship Variable Universal Life 2020 (C000219142)	VUL Protector (C000027513)
This Statement of Additional Information is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-732-5543.

General Information and History
Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.). The Depositor's ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under Michigan law on December 4, 2001. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
Separate Account A’s subaccounts are made available as the variable investment accounts under variable life insurance and variable universal life insurance policies issued by John Hancock USA. New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Audit services are provided by Ernst & Young LLP, independent registered public accounting firm. Ernst & Young LLP’s address is 200 Clarendon Street, Boston, Massachusetts, 02116.
Underwriters
Principal Underwriter
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company wholly owned by John Hancock Life Insurance Company (U.S.A.), is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 200 Berkeley Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
Offering and Commissions
We offer the policies for sale, on a continuous basis, through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2022, 2021, and 2020, was $110,625,049, $99,954,847, and $60,549,713, respectively. JH Distributors did not retain any of these amounts during such periods.
2

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Other Payments
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
• Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
• Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
• Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Additional Information
Sales Load
We expect to recover our total sales expenses over the life of the policies through policy charges, including the premium, surrender and face amount charges. The amount of the charges in any policy year does not specifically correspond to sales expenses for that year, and to the extent that the premium, surrender and face amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets.
Underwriting Procedures
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning the insured person's age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
Financial statements
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) as of December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022 incorporated in this SAI by reference to the report on Form N-VPFS filed April 11, 2023 have been so incorporated in reliance on the report of Ernst & Young LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A (File No. 811-04834) as of December 31, 2022 and for each of the periods indicated in the Financial Statements incorporated in this SAI by reference to the report on Form N-VPFS filed April 11, 2023 have been so incorporated in reliance on the report of Ernst & Young LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts, 02116.
3

PART C
OTHER INFORMATION
Item 30. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a) Resolution of Board of Directors establishing Separate Account A is incorporated by reference to post-effective amendment number 1, file number 333-157212, filed with the Commission on April 28, 2010.
(b) Not applicable.
(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms, filed herewith.
(d)(1) Form of Specimen Flexible Premium Variable Life Insurance policy, incorporated by reference to pre-effective amendment number 1, file number 333-254210, filed with the Commission on July 21, 2021.
(2) Specimen Disability Payment of Specified Premium Rider, incorporated by reference to pre-effective amendment number 1, file number 333-254210, filed with the Commission on July 21, 2021.
(3) Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, incorporated by reference to pre-effective amendment number 1, file number 333-254210, filed with the Commission on July 21, 2021.
(4) Specimen Cash Value Enhancement Rider, incorporated by reference to pre-effective amendment number 1, file number 333-254210, filed with the Commission on July 21, 2021.
(5) Specimen Overloan Protection Rider, incorporated by reference to pre-effective amendment number 1, file number 333-254210, filed with the Commission on July 21, 2021.
(6) Specimen Accelerated Benefit Rider, incorporated by reference to pre-effective amendment number 1, file number 333-254210, filed with the Commission on July 21, 2021.
(7) Specimen Return of Premium Rider, incorporated by reference to pre-effective amendment number 1, file number 333-254210, filed with the Commission on July 21, 2021.
(8) Specimen Healthy Engagement Rider, incorporated by reference to pre-effective amendment number 1, file number 333-254210, filed with the Commission on July 21, 2021.
(9) Specimen Critical Illness Benefit Rider, incorporated by reference to pre-effective amendment number 1, file number 333-254210, filed with the Commission on July 21, 2021.
(10) Specimen Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, incorporated by reference to pre-effective amendment number 1, file number 333-254210, filed with the Commission on July 21, 2021.
(11) Specimen Healthy Engagement Core Rider, incorporated by reference to pre-effective amendment number 1, file number 333-254210, filed with the Commission on July 21, 2021.
(e) Specimen policy application, incorporated by reference to pre-effective amendment number 1, file number 333-254210, filed with the Commission on July 21, 2021.
(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.
(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.

(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.
(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.
(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.
(g) (1) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Hanover Life Reassurance Company of America, incorporated by reference to post-effective amendment number 5, file number 333-179570, filed with the Commission on December 6, 2013.
(2) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Generali USA Life Reassurance Company of America, incorporated by reference to post-effective amendment number 5, file number 333-179570, filed with the Commission on December 6, 2013.
(3) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and RGA Reinsurance Company, incorporated by reference to post-effective amendment number 5, file number 333-179570, filed with the Commission on December 6, 2013.
(4) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Aurigen Reinsurance Company of America, incorporated by reference to post-effective amendment number 9, file number 333-179570, filed with the Commission on December 15, 2016.
(5) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Hanover Life Reassurance Company of America, incorporated by reference to post-effective amendment number 9, file number 333-179570, filed with the Commission on December 15, 2016.
(6) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and RGA Reinsurance Company, incorporated by reference to post-effective amendment number 9, file number 333-179570, filed with the Commission on December 15, 2016.
(h) (1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(6) Participation Agreement between Northern Lights Variable Trust and John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to post-effective amendment number 1, file number 333-248502, filed with the Commission on April 23, 2021.
(i) (1) Service agreement between Manulife Financial Corporation and the Manufacturers Life Insurance Company (U.S.A.), dated January 1, 2001, incorporated by reference to post-effective amendment number 6, file number 333-179570, filed with the Commission April 28, 2014.
(j) Not applicable.
(k) Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.), incorporated by reference to pre-effective amendment number 1, file number 333-254210, filed with the Commission on July 21, 2021.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.
(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to pre-effective amendment no. 1, file number 333-100597, filed December 17, 2002.
(r) Not Applicable.
Powers of Attorney
(i) Powers of Attorney for Emanuel Alves, Paul M. Connolly, Nora Newton Crouch, Thomas Edward Hampton, J. Stephanie Nam, Ken Ross, Rex Schlaybaugh, Jr., Colin Simpson, Brooks Tingle, Simonetta Vendittelli, Shamus Weiland, and Henry H. Wong, filed herewith.

Item 31. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.):
Name and Principal Business Address	Position with Depositor
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Chair, Director, President & Chief Executive Officer
Emanuel Alves 197 Clarendon Street Boston, MA 02116	Director, Senior Vice President, General Counsel
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Nora Newton Crouch 804 Pepper Avenue Richmond, VA 23226	Director
Thomas Edward Hampton 5207 2nd Street NW Washington, DC 20011	Director
J. Stephanie Nam 129 State Street Portsmouth, NH 03801	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director, Vice President
Rex Schlaybaugh, Jr. 492 East Main Street Harbor Springs, MI 49740	Director
Shamus Weiland 200 Bloor Street E. Toronto, ON M4W 1E5	Director
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director, Vice President
Executive Vice Presidents
Andrew G. Arnott**	Global Head of Retail, GWAM
Christopher Paul Conkey**	Global Head of Public Markets
Halina K. von dem Hagen***	Treasurer
Scott S. Hartz**	Chief Investment Officer – U.S. Investments
Senior Vice Presidents
John Addeo**	Global Fixed Income Chief Investment Officer
John C.S. Anderson**	Global Head of Corporate Finance
Stephen J. Blewitt**	Head of Private Markets Business
Kevin J. Cloherty**	Global Compliance Chief
Mike Dallas**	Global Head of Employee Experience
Aimee DeCamillo*	Global Head of Retirement
Peter DeFrancesco*	Head of Digital – Direct to Consumer
Kristie Feinberg*	GWAM Chief Financial Officer
Steven E. Medina**	and Global Equity Chief Investment Officer
Joelle Metzman**	GWAM Chief Risk Officer
Lee Ann Murray**	GWAM Chief Information Officer
Sinead O’Connor*	Head of Actuarial Policy
Gerald Peterson**	Global Head of Operations, GWAM

Name and Principal Business Address	Position with Depositor
Susan Roberts*	Head of Strategy, Transformation & Continuous Delivery
Keri Roger**	Head of Operational Risk Management
Ian Roke**	Head of Asset Liability Management
Anthony Teta*	US Head of Inforce Management
Nathan Thooft**	Global MAST Chief Investment Officer
Vice Presidents
Lynda Abend*
Mark Akerson*
Kate Ardini*
Jay Aronowitz**
Kevin Askew**
William Auger*
Jack Barry*
P.J. Beltramini*
Zahir Bhanji***
Jon Bourgault**
Paul Boyne**
Ian B. Brodie**
Ted Bruntrager*	CCO & Chief Risk Officer
Grant Buchanan***
Ginger Burns**
Priscilla Cale*
Jennifer Toone Campanella**
Brendan Campbell*
Yan Rong Cao*
Rick A. Carlson**
Patricia Rosch Carrington**
Alex Catterick****
Ken K. Cha*
Diana Chan***	Head of Treasury Operations
Christopher M. Chapman**
Sheila Chernicki*
Teresa H. Chuang**
Eileen Cloherty*
Catherine Z. Collins*
Thomas D. Crohan**
Susan Curry**
Kenneth Dai***	Treasury
Kenneth D’Amato*
Michelle M. Dauphinais*
Frederick D. Deminico**
Jeffrey Duckworth**
Marc Feliciano**
Carolyn Flanagan**
Lauren Marx Fleming**
Philip J. Fontana**
Laura Foster***
Scott Francolini*
Matthew Gabriel*
Paul Gallagher**
Melissa Gamble**
Scott B. Garfield**
Marco Giacomelli***
Jeffrey N. Given**
Thomas C. Goggins**
Dara Gough*
Howard C. Greene**
Len van Greuning*	US Chief Information Officer

Name and Principal Business Address	Position with Depositor
Erik Gustafson**
Neal Halder*
Anne Hammer*
Jeffrey Hammer***
Lindsay L. Hanson*
Richard Harris***	Appointed Actuary
John Hatch*	Chief Operations Officer – US Segment
Justin Helferich***
Michael Hession*
Philip Huvos*
Sesh Iyengar**
Christopher Johnson**
Tasneem Kanji**
Rishi Kapur***	Treasury
Geoffrey Grant Kelley**
Recep C. Kendircioglu**
Neal P. Kerins*
Heidi Knapp**
Hung Ko***
Robert Krempus***
Diane R. Landers**
Michael Landolfi**
Christopher Link**
Scott Lively**
Jeffrey H. Long**
Jennifer Lundmark*
Edward P. Macdonald**
Patrick MacDonnell**
Nathaniel I. Margolis**
John B. Maynard**
Shawn McCarthy**
Andrew J. McFetridge**
Jonathan McGee**
Katie L. McKay**
Eric S. Menzer**
Maureen Milet**	CCO – Investments
Stella Mink**
Scott Morin*
Catherine Murphy*	Deputy Appointed Actuary
Richard Myrus**
Jeffrey H. Nataupsky**
Scott Navin**
Jeffrey Packard**
Pragya Pandit*
Gary M. Pelletier**
David Pemstein**
Antonia Perry**
Charlie Philbrook*
Jason M. Pratt**
Ed Rapp**
Todd Renneker**
Chet Ritchie*
Charles A. Rizzo**
Emily Roland**
Josephine M. Rollka*
Ken Ross***
Caryn Rothman**
Devon Russell*

Name and Principal Business Address	Position with Depositor
Thomas Samoluk**
Paul Sanabria**
Emory W. Sanders*
Jeffrey R. Santerre**
Marcia Schow**
Dolores (Dee Dee) Schreitmueller**
Christopher L. Sechler**
Thomas Shea**
Lisa Shepard*
Alex Silva*	CFO - US Insurance
Susan Simi**
Darren Smith**
Jayanthi Srinivasan***
Katherine Sullivan**
Trevor Swanberg**
Robert E. Sykes, Jr.**
Wilfred Talbot*
Gary Tankersley*	Head of US Retirement Distribution
Michelle Taylor-Jones*
Brian E. Torrisi**
Simonetta Vendittelli*	Controller
Gina Goldych Walters**
Adam Weigold**
Jonathan T. White**
Jay Wightman**
Bryan Wilhelm*
Karin Wilsey**
Adam Wise**
R. Blake Witherington**
Jeffrey Wolfe**
Thomas Zakian**
Michael Zargaj*
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2022

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Investment Management Holdings (Canada) Inc. (Canada)
Manulife Investment Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Manulife Investment Management (North America) Limited (Canada)
Manulife Investment Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
95%
PT Asuransi Jiwa Manulife Indonesia (*) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Myanmar Life Insurance Company Limited (Myanmar)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Investment Management (M) Berhad (Malaysia)
Manulife International Holdings Limited (Bermuda)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Life Insurance Company (Japan)
Manulife Investment Management (Japan) Limited (Japan)
Manulife Investment Management International Holdings Limited (Barbados)
Manulife Investment Management (Hong Kong) Limited (Hong Kong)
Manulife TEDA Fund Management Co., Ltd. (China)
Manulife Investment Management (Taiwan) Co., Ltd. (Taiwan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Investment Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Investment Fund Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
John Hancock Variable Trust Advisers LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Manulife Investment Management Timberland and Agriculture Inc (Delaware)
Manulife Investment Management (US) LLC (Delaware)
John Hancock Investment Management LLC (**) (Delaware)
John Hancock Investment Management Distributors LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

(*) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by Manulife Financial Asia Limited
(**) The remaining 0.1% equity of John Hancock Investment Management LLC is indirectly held by The Manufacturers Investment Corporation

The reported jurisdiction represents the jurisdiction of incorporation

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 33. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
Rick Carlson**	Vice President, US Taxation
Jeffrey H. Long**	Vice President, Chief Financial Officer and Financial Operations Principal
Gary Tankersley*	Director, President and Chief Executive Officer
Alex Silva*	Director
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Corporate Secretary
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 35. Location of Accounts and Records
The information required by this item is included in the most recent Form N-CEN filed with the SEC by the Separate Account.
Item 36. Management Services
All management services contracts are discussed in Part A or Part B.
Item 37. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.
John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the policies issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, Commonwealth of Massachusetts, on this 21st day of April, 2023.
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
By: *____________________
Brooks Tingle
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)
By: *____________________
Brooks Tingle
Principal Executive Officer

/s/Michael A. Ramirez Michael A. Ramirez, as Attorney-In-Fact

*Pursuant to Power of Attorney

Signatures
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of the 21st day of April, 2023.
Signatures	Title
* Simonetta Vendittelli	Vice President and Controller
* Colin Simpson	Chief Financial Officer
* Brooks Tingle	Chair, Director, President and Chief Executive Officer
* Emanuel Alves	Director
* Paul M. Connolly	Director
* Nora N. Crouch	Director
* Thomas Edward Hampton	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Rex Schlaybaugh, Jr.	Director
* Shamus Weiland	Director
* Henry H. Wong	Director
/s/Michael A. Ramirez Michael A. Ramirez, as Attorney-In-Fact

*Pursuant to Power of Attorney